Exhibit 10.1
Execution Version

Texas-New Mexico Power Company

$185,000,000

$85,000,000 2.73% First Mortgage Bonds, due April 24, 2030, Series 2020A
$25,000,000 3.36% First Mortgage Bonds, due April 24, 2050, Series 2020B
$25,000,000 2.93% First Mortgage Bonds, due July 15, 2035, Series 2020C
$50,000,000 3.36% First Mortgage Bonds, due July 15, 2050, Series 2020D

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Bond Purchase Agreement

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Dated April 24, 2020

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Section 16.7. Notices	21

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Schedule A — Defined Terms

Schedule 4.4(a) —  Form of Opinions of Various Counsel to the Company

Schedule 4.4(b) — Form of Opinion of Special Counsel for the Purchasers

Schedule 5.3 — Disclosure Materials

Schedule 5.4 — Organization and Ownership of Shares of Subsidiaries; Affiliates

Schedule 5.5 — Financial Statements

Schedule 5.15 — Existing Indebtedness

Schedule B — Information Relating to Purchasers

Schedule C — Forms of Twelfth and Thirteenth Supplemental Indentures

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TEXAS-NEW MEXICO POWER COMPANY

$85,000,000 2.73% FIRST MORTGAGE BONDS, DUE APRIL 24, 2030, SERIES 2020A
$25,000,000 3.36% FIRST MORTGAGE BONDS, DUE APRIL 24, 2050, SERIES 2020B
$25,000,000 2.93% FIRST MORTGAGE BONDS, DUE JULY 15, 2035, SERIES 2020C
$50,000,000 3.36% FIRST MORTGAGE BONDS, DUE JULY 15, 2050, SERIES 2020D

April 24, 2020

TO EACH OF THE PURCHASERS LISTED IN
        SCHEDULE B HERETO:
Ladies and Gentlemen:
Texas-New Mexico Power Company, a Texas corporation (together with any successor thereto that becomes a party hereto, the “Company”), agrees with each of the Purchasers as follows:
SECTION 1.  AUTHORIZATION OF BONDS.
The Company will authorize the issue and sale of (i) $85,000,000 aggregate principal amount of its 2.73% First Mortgage Bonds, due April 24, 2030, Series 2020A (the “Series 2020A Bonds”), (ii) $25,000,000 aggregate principal amount of its 3.36% First Mortgage Bonds, due April 24, 2050, Series 2020B (the “Series 2020B Bonds”), (iii) $25,000,000 aggregate principal amount of its 2.93% First Mortgage Bonds, due July 15, 2035, Series 2020C (the “Series 2020C Bonds”) and (iv) $50,000,000 aggregate principal amount of its 3.36% First Mortgage Bonds, due July 15, 2050, Series 2020D (the “Series 2020D Bonds”; together with the Series 2020A Bonds, the Series 2020B Bonds and the Series 2020C Bonds, and as amended, restated or otherwise modified from time to time and including any such bonds issued in substitution therefor pursuant to the Indenture, the “Bonds”). The Bonds will be issued under and secured by that certain First Mortgage Indenture dated as of March 23, 2009 (the “Original Indenture”), from the Company, as grantor, to MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.), as trustee (the “Trustee”), as previously amended and supplemented by a First Supplemental Indenture dated as of March 23, 2009, a Second Supplemental Indenture, dated as of March 25, 2009, a Third Supplemental Indenture, dated as of April 30, 2009, as amended by a First Amendment, dated as of December 16, 2010, a Fourth Supplemental Indenture dated as of September 30, 2011, a Fifth Supplemental Indenture, dated as of April 3, 2013, a Sixth Supplemental Indenture dated as of June 27, 2014, a Seventh Supplemental Indenture, dated as of February 10, 2016, an Eighth Supplemental Indenture, dated as of August 24, 2017, a Ninth Supplemental Indenture dated as of June 28, 2018, a Tenth Supplemental Indenture, dated as of March 29, 2019 and an Eleventh

Texas-New Mexico Power Company      Bond Purchase Agreement
Supplemental Indenture dated July 1, 2019, each such supplemental indenture being between the Company and the Trustee, and to be further supplemented by the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture (such Twelfth Supplemental Indenture and Thirteenth Supplemental Indenture being referred to herein as the “Supplements”) which will be substantially in the forms set out in Schedule C, with such changes therein, if any, as shall be approved by the Purchasers and the Company. The Original Indenture, as supplemented and amended by the aforementioned eleven supplemental indentures and the Supplements, and as further supplemented or amended according to its terms, is hereinafter referred to as the “Indenture”. Certain capitalized and other terms used in this Agreement are defined in Schedule A. Terms used herein by not defined herein shall have the meanings set forth in the Indenture unless otherwise specified. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.
SECTION 2.  SALE AND PURCHASE OF BONDS.
Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at each Closing as provided for in Section 3, Bonds in the principal amount and series specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.
SECTION 3.  CLOSING.
This Agreement shall be executed and delivered on April 24, 2020. The sale and purchase of the Bonds to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 7:00 a.m., Chicago time, at two closings (each a “Closing”) as follows: the Series 2020A Bonds and the Series 2020B Bonds shall be purchased by the Purchasers as reflected in Schedule B on April 24, 2020 (the “First Closing”) and the Series 2020C Bonds and the Series 2020D Bonds shall be purchased by the Purchasers as reflected in Schedule B on July 15, 2020 or such earlier day at the Company’s option (the “Second Closing”); provided that (i) such earlier date must be a Business Day that is after the First Closing and (ii) the Company shall provide the Purchasers at least five (5) Business Days’ written notice of the date of the Second Closing pursuant to Section 4.14. At each Closing, the Company will deliver to each Purchaser the Bonds to be purchased by such Purchaser in the form of a single Bond (or such greater number of Bonds in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company in accordance with the instructions delivered by the Company pursuant to Section 4.10. If at such Closing the Company shall fail to tender such Bonds to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section  4 shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement,

Texas-New Mexico Power Company      Bond Purchase Agreement
without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Bonds.
SECTION 4.  CONDITIONS TO EACH CLOSING.
Each Purchaser’s obligation to purchase and pay for the Bonds to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s reasonable satisfaction, prior to or at each Closing, of the following conditions:
        Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at such Closing.
        Section 4.2. Performance; No Event of Default or Bond Repurchase Event. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and in the other Financing Agreements required to be performed or complied with by it prior to or at such Closing and from the date of this Agreement to such Closing. From the date of this Agreement until such Closing, before and after giving effect to the issue and sale of the Bonds (and the application of the proceeds thereof as contemplated by Section 5.14), no Bond Repurchase Event under the relevant Supplement or Event of Default under the Indenture or violation of Section 8 hereof, in each case assuming the Bonds had been issued as of the date hereof, shall have occurred and be continuing.
        Section 4.3. Compliance Certificates.
        (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that (i) the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled and (ii) the Indenture attached thereto (together with all amendments and supplements thereto, but exclusive of property exhibits, recording information and the like) is a true copy and in full force and effect.
        (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Bonds and this Agreement and the other Financing Agreements and (ii) the Company’s organizational documents as then in effect.
        Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from Troutman Sanders LLP, Jackson Walker L.L.P. and in-house legal counsel to the Company, each as counsel for the Company, covering the matters set forth in Schedule 4.4(a), covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request and containing assumptions, qualifications, limitations and exclusions reasonably acceptable to Purchasers and their special counsel (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’

Texas-New Mexico Power Company      Bond Purchase Agreement
special counsel in connection with such transactions, set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
        Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of such Closing such Purchaser’s purchase of Bonds shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date of such Closing. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.
        Section 4.6. Sale of Other Bonds. Contemporaneously with such Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Bonds to be purchased by it at such Closing as specified in Schedule B.
        Section 4.7. Payment of Special Counsel Fees. Without limiting Section 10.1, the Company shall have paid on or before the date of this Agreement and the date of such Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the date of this Agreement or such Closing, as applicable.
        Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of Bonds.
        Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
        Section 4.10. Funding Instructions. At least three (3) Business Days prior to the date of such Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company specifying (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the applicable Bonds is to be deposited.
        Section 4.11. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the other Financing Agreements, and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

Texas-New Mexico Power Company      Bond Purchase Agreement
        Section 4.12. Issuance of Bonds under Indenture; Execution and Delivery and Filing and Recording of the Supplements. The Company shall have taken all actions necessary under the Indenture to effect the issue of the Bonds thereunder. The relevant Supplement shall have been duly executed and delivered by the Company. The Indenture, as it exists as of the date hereof, has been duly recorded as a mortgage and deed of trust of real estate, and any required filings with respect to personal property and fixtures subject to the Lien of the Indenture, as it exists as of the date hereof, have been duly made in each place in which such recording or filing is required to protect, preserve and perfect the Lien of the Indenture, as it exists as of the date hereof. Prior to or contemporaneous with the First Closing, the Twelfth Supplemental Indenture will be duly recorded with the applicable Governmental Authority. Prior to or contemporaneous with the Second Closing, the Thirteenth Supplemental Indenture will be duly recorded with the applicable Governmental Authority.
        Section 4.13. Regulatory Approvals. The issue and sale of the Bonds shall have been duly authorized by each regulatory authority whose consent or approval shall be required for the issue and sale of the Bonds to the Purchasers and any orders issued pursuant thereto shall be in full force and effect as of the date of this Agreement and all appeal periods, if any, shall have expired; provided, however, that with respect to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction, satisfaction of the foregoing condition assumes the accuracy of the representations and warranties of the Purchasers contained in Section 6.1 of this Agreement.
        Section 4.14. Notice of Second Closing Date. If the Company has selected a date earlier than July 15, 2020 for the Second Closing pursuant to Section 3, then at least five (5) Business Days prior to such date selected for the Second Closing, each Purchaser shall have received written notice signed by a Responsible Officer on letterhead of the Company confirming the date of the Second Closing.
SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants to each Purchaser as the date of this Agreement and as of each Closing that:
        Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease, the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver this Agreement, the Bonds and the Supplements (and had the corporate power and authority to execute and deliver the Indenture at the time of execution and delivery thereof) and to perform the provisions of this Agreement and the other Financing Agreements.

Texas-New Mexico Power Company      Bond Purchase Agreement
Section 5.2. Authorization, Etc. Each Financing Agreement has been duly authorized by all necessary corporate action on the part of the Company, and each Financing Agreement (other than the Supplements and the Bonds) constitutes, and when the applicable Supplement is executed and delivered by the Company and the Trustee and when the applicable Bonds are executed, issued and delivered by the Company, authenticated by the Trustee and paid for by the Purchasers, such Supplement and each applicable Bond will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
        Section 5.3. Disclosure. The Company, through its agent, MUFG Securities, has delivered to each Purchaser a copy of an Investor Presentation, dated April 2020 (the “Presentation”), relating to the transactions contemplated hereby. This Agreement, the Presentation, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings (including the Company’s annual report on Form 10K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission) delivered or made available to the Purchasers by or on behalf of the Company prior to April 15, 2020 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (collectively, the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2019, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
        Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries and (iii) the Company’s directors and officers.
        (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries, have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary, free and clear of any Lien that is prohibited by this Agreement.
        (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such

Texas-New Mexico Power Company      Bond Purchase Agreement
Subsidiary has the corporate or other power and authority to own or hold under lease, the properties it purports to own or hold under lease and to transact the business it transacts.
        Section 5.5. Financial Statements; Material Liabilities. The Company, through its agent, MUFG Securities, has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal yearend adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents.
        Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the other Financing Agreements (including the prior execution and delivery of the Indenture) will not (i) violate or conflict with any provision of the corporate charter or by-laws; (ii) result in the creation of any Lien, other than the Lien created under the Indenture, in respect of any property of the Company or any Subsidiary; (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound, the violation of which would have or would be reasonably expected to have a Material Adverse Effect; (iv) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary; or (v) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
        Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, notice, filing or declaration with, any Governmental Authority is required in connection with, or to ensure, the execution, delivery, legality, validity or performance or enforceability by the Company of this Agreement, the Bonds and the Supplements except for (i) the filing of the applicable Supplement in the Filing Office, (ii) such consents, approvals, authorizations, orders, notices, filings and registrations or qualifications as have been previously obtained, which such actions remain in full force and effect and for which appeal periods have expired and (iii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required to enforce the Lien of the Indenture and the applicable Supplement and the priority and perfection thereof or exercise remedies under the Indenture and the applicable Supplement that have been obtained and remain in full force and effect or will be obtained prior to or contemporaneous with the First Closing or the Second Closing, as the case may be; provided, however, that with respect to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction, the foregoing representation and warranty assumes the accuracy of the representations and warranties of the Purchasers contained in Section 6.1 of this Agreement.

Texas-New Mexico Power Company      Bond Purchase Agreement
Section 5.8. Litigation; Observance of Statutes and Orders. Other than as disclosed in the Company’s Form 10-K for the year ended December 31, 2019, (a) there are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
        (b) Neither the Company nor any Subsidiary is (i) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (ii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
        Section 5.9. Taxes. The Company and its Subsidiaries have filed or caused to be filed, all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2015.
        Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement or the Indenture, except for Permitted Liens and except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.
        Section 5.11. Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, certificates of conveyance and necessity, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.
        Section 5.12. Compliance with ERISA. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect:

Texas-New Mexico Power Company      Bond Purchase Agreement
(a)  During the five-year period prior to the date hereof: (i) no ERISA Event has occurred, and, to the best knowledge of the Company, no event or condition has occurred or exists as a result of which any ERISA Event would be reasonably expected to occur, with respect to any Plan; (ii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iii) no Lien in favor or the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.
        (b) The funding target under each Single Employer Plan, whether or not vested, did not, as of December 31, 2017 exceed the market value of assets with discounted receivable contributions as described in each Single Employer Plan’s most recent actuarial valuation report.
        (c) Neither the Company nor any ERISA Affiliate has incurred, or, to the best knowledge of the Company, is reasonably expected to incur, any withdrawal liability (or any contingent withdrawal liabilities) under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is insolvent (within the meaning of section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Company, reasonably expected to be insolvent or terminated.
        (d) No prohibited transaction (within the meaning of section 406 of ERISA or section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or would be reasonably likely to subject the Company or any ERISA Affiliate to any liability under sections 406, 409, 502(i), or 502(l) of ERISA or section 4975 of the Code, or under any agreement or other instrument pursuant to which the Company or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.
        (e) The present value (determined using actuarial and other assumptions which are reasonable with respect to the benefits provided and the employees participating) of the liability of the Company and each ERISA Affiliate for post-retirement welfare benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in section 3(1) of ERISA), net of all assets under all such Plans allocable to such benefits, are reflected on the financial statements referenced in Section 5.5 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60.
        (f) Each Plan which is a welfare plan (as defined in section 3(1) of ERISA) to which sections 601-609 of ERISA and section 4980B of the Code apply has been administered in compliance in all material respects with such sections.
        (g) The execution and delivery of this Agreement and the issuance and sale of the Bonds hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(g) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Bonds to be purchased by such Purchaser.

Texas-New Mexico Power Company      Bond Purchase Agreement
        Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Bonds or any similar Securities for sale to, or solicited any offer to buy the Bonds or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than 40 Institutional Investors (including the Purchasers), each of which has been offered the Bonds at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Bonds to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
        Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the Bonds for the repayment of existing debt and other general corporate purposes. No part of the proceeds from the sale of the Bonds hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
        Section 5.15. Existing Indebtedness. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of each individual item of outstanding Indebtedness of the Company and its Subsidiaries that exceeds $5,000,000 (or in the case of Contingent Obligations, such Contingent Obligations guaranteeing or otherwise in respect of obligations that exceed $5,000,000 described in the definition of “Indebtedness”) as of December 31, 2019 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change (other than with respect to the outstanding Indebtedness related to (i) the Credit Agreement, (ii) intercompany loans and (iii) the termination amount of hedges, which changes, in the case of the foregoing clauses (i), (ii) and (iii), are permitted under the Credit Agreement as of the date of this Agreement, could not reasonably be expected to have a Material Adverse Effect, and would be permitted under the Financing Agreements if the Bonds had been issued as of the date hereof) in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
        (b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to,

Texas-New Mexico Power Company      Bond Purchase Agreement
its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.
        Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.
        (b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.
        (c) No part of the proceeds from the sale of the Bonds hereunder:
(i) constitutes or will constitute funds obtained on behalf of any Blocked Person in violation of applicable law or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person or Sanctioned Jurisdiction in violation of applicable law, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;
(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or
(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.
        (d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.
        Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.
        Section 5.18. Lien of Indenture. The Indenture (and, for avoidance of doubt, including the Supplements when executed and delivered by the parties thereto and filed in the Filing Office)

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constitutes a direct and valid Lien upon the Mortgaged Property, subject only to the exceptions referred to in the Indenture and Permitted Liens, and will create a similar Lien upon all properties and assets acquired by the Company after the date hereof which are required to be subjected to the Lien of the Indenture, when acquired by the Company, subject only to the exceptions referred to in the Indenture and Permitted Liens, and subject, further, as to real property interests, any requirement to the recordation of a supplement to the Indenture describing such after-acquired property or any requirement to file a notice relating to such after-acquired property; the descriptions of all such properties and assets contained in the granting clauses of the Indenture are correct and adequate for the purposes of the Indenture; the Indenture has been duly recorded as a “utility security instrument” under and as defined in the Utility Security Instrument Act, and any required filings with respect to personal property and fixtures subject to the Lien of the Indenture have been duly made in each place in which such recording or filing is required to protect, preserve and perfect the Lien of the Indenture; and all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Indenture, the filing of financing statements related thereto and similar documents and the issuance of the Bonds have been paid.
SECTION 6.  REPRESENTATIONS OF THE PURCHASERS.
        Section 6.1. Purchase for Investment. Each Purchaser severally represents that (a) it is purchasing the Bonds for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control and (b) it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act).  Each Purchaser understands that the Bonds have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available (or under circumstances where the law does not require registration or exemption thereto) and that the Company is not required to register the Bonds. Each Purchaser also represents that the Company has made available to it, a reasonable time prior to the consummation of the transactions contemplated hereby, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Bonds that it is purchasing or shall purchase and to obtain any additional information which the Company possesses or could acquire without unreasonable effort or expense.
        Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Bonds to be purchased by such Purchaser hereunder:
        (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the

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same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
        (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
        (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
        (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or
        (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit

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plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
        (f) the Source is a governmental plan; or
        (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
        (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.
SECTION 7.  INFORMATION AS TO COMPANY.
        Section 7.1. Visitation. The Company shall permit the representatives of each Purchaser and each holder of a Bond that is an Institutional Investor:
        (a) No Default — if no Event of Default or Bond Repurchase Event then exists, at the expense of such Purchaser or such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and
        (b) Default — if an Event of Default or Bond Repurchase Event then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.
SECTION 8.  COVENANTS.
From the date of this Agreement until the First Closing and thereafter, so long as any of the Bonds are outstanding, the Company covenants that:
        Section 8.1. Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA

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PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
         Section  8.2. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.
        Section 8.3. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’slength transaction with a Person not an Affiliate.
        Section 8.4. Line of Business. The Company will not, and will not permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Disclosure Documents.
SECTION 9.  REMEDIES ON DEFAULT.
If the event of a breach or violation hereof has occurred and is continuing, the holders of the Bonds may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof and thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
SECTION 10.  EXPENSES, ETC.
        Section 10.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or

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other counsel) incurred by the Purchasers and each other holder of a Bond in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any other Financing Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any other Financing Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any other Financing Agreement, or by reason of being a holder of any Bond, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any workout or restructuring of the transactions contemplated hereby and by the Bonds and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided that such costs and expenses under this clause (c) shall not in the aggregate exceed $5,000 for each series. The Company will pay, and will save each Purchaser and each other holder of a Bond harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Bonds) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Bond to such holder or otherwise charges to a holder of a Bond with respect to a payment under such Bond.
        Section 10.2. Survival. The obligations of the Company under this Section 10 will survive the payment or transfer of any Bond, the enforcement, amendment or waiver of any provision of this Agreement, any other Financing Agreement, and the termination of this Agreement or any other Financing Agreement.
SECTION 11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Bonds, the purchase or transfer by any Purchaser of any Bond or portion thereof or interest therein and the payment of any Bond, and may be relied upon by any subsequent holder of a Bond, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Bond. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Bonds embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.
SECTION 12.  AMENDMENT AND WAIVER.
        Section 12.1. Requirements. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that no amendment or waiver of any of Sections

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1, 2, 3, 4, 5, 6 or 16 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing.
        Section 12.2. Solicitation of Holders of Bonds.
        (a) Solicitation. The Company will provide each Purchaser and holder of a Bond with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Bonds. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 12 to each Purchaser and each holder of a Bond promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Bonds.
        (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Bond as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or any Bond unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Bond, even if such Purchaser or holder did not consent to such waiver or amendment.
        Section 12.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 12 or any other Financing Agreement, applies equally to all Purchasers and holders of Bonds and is binding upon them and upon each future holder of any Bond and upon the Company without regard to whether such Bond has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Event of Default or Bond Repurchase Event not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Bond and no delay in exercising any rights hereunder or under any other Financing Agreement shall operate as a waiver of any rights of any Purchaser or holder of such Bond.
        Section 12.4. Bonds Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Bonds then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any other Financing Agreement, or have directed the taking of any action provided herein or in any other Financing Agreement to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Bonds then outstanding, Bonds directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
SECTION 13.  REPRODUCTION OF DOCUMENTS.
This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at each Closing (except the Bonds themselves) and (c) financial statements,

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certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 13 shall not prohibit the Company or any other holder of Bonds from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
SECTION 14.  CONFIDENTIAL INFORMATION.
For the purposes of this Section 14, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser, as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser, any Person acting on such Purchaser’s behalf, or any Person from whom such disclosure would, to the knowledge of such Purchaser, violate a duty of confidentiality to the Company or any Subsidiary, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company, any Subsidiary or any Person from whom such disclosure would, to the knowledge of such Purchaser, violate a duty of confidentiality to the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Bonds); (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 14; (iii) any other holder of any Bond; (iv) any Institutional Investor to which it sells or offers to sell such Bond or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 14); (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 14); (vi) any federal or state regulatory authority having jurisdiction over such Purchaser; (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio; or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser; (x) in response to any subpoena or other legal process; (y) in connection with any litigation to which such Purchaser is a party; or (z) if an Event of Default

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or Bond Repurchase Event has occurred and is continuing, to the extent such Purchaser may reasonably determine, such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Bonds, this Agreement or any other Financing Agreement. Notwithstanding the foregoing, in the event that a Purchaser or Holder is compelled to disclose Confidential Information pursuant to clause (viii)(w) (except where disclosure of the purchase of the Bonds is to be made to any supervisory or regulatory body during the normal course of its exercise of its regulatory or supervisory function over such Purchaser and consistent with such Purchaser’s usual practice), (viii)(x) or (viii)(y) of the preceding sentence, such Purchaser or Holder shall, so long as no Default, Event of Default or Bond Repurchase Event has occurred and is continuing, use its reasonable best efforts to give the Company prompt notice of such pending disclosure and, to the extent practicable, the opportunity to seek a protective order or to pursue such further legal action as may be necessary to preserve the privileged nature and confidentiality of the Confidential Information, provided, however, that nothing in this sentence shall require any holder of Bonds to take any action that would cause it to be in violation of any law, rule, regulation, court or regulatory authority order, subpoena or other legal process. Each holder of a Bond, by its acceptance of a Bond, will be deemed to have agreed to be bound by and to be entitled to, the benefits of this Section 14 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Bond of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 14.
In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Bond is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 14, this Section 14 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 14 shall supersede any such other confidentiality undertaking.
The obligations under this Section 14 will survive the payment or transfer of any Bond, the enforcement, amendment or waiver of any provision of this Agreement, any other Financing Agreement, and the termination of this Agreement or any other Financing Agreement.
SECTION 15.  SUBSTITUTION OF PURCHASER.
Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Bonds that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 15), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser

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all of the Bonds then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 15), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Bonds under this Agreement.
SECTION 16.  MISCELLANEOUS.
        Section 16.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Bond) whether so expressed or not.
        Section 16.2. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
        Section 16.3. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
        Section 16.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement and the documents delivered in connection with this Agreement (other than the Bonds). Delivery of an electronic signature to, or a signed copy of, this Agreement and such other documents (other than the Bonds) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other documents (other than the Bonds) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paperbased recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Purchaser shall request

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manually signed counterpart signatures to any Note Document, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.
        Section 16.5. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
        Section 16.6. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, in the City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Bonds. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
        (b) The Company consents to process being served by or on behalf of any holder of Bonds in any suit, action or proceeding of the nature referred to in Section 16.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 16.7 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
        (c) Nothing in this Section 16.6 shall affect the right of any holder of a Bond to serve process in any manner permitted by law, or limit any right that the holders of any of the Bonds may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
        (d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Bonds or any other document executed in connection herewith or therewith.
Section 16.7. Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by registered or certified mail with return receipt requested (postage prepaid) or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

Texas-New Mexico Power Company      Bond Purchase Agreement
(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,
        (ii) if to any other holder of any Bond, to such holder at such address as such other holder shall have specified to the Company in writing, or
        (iii) if to the Company, to the Company at 414 Silver Ave. SW, Albuquerque, New Mexico 87102-3289, to the attention of Treasurer, or at such other address as the Company shall have specified to the holder of each Bond in writing.
Notwithstanding the foregoing, any notices or communications to be provided by the Company hereunder may be delivered to each Purchaser or its nominee by electronic delivery at the e-mail address set forth for such Purchaser or nominee in Schedule B hereto, or, for each Purchaser or its nominee or any holder of a Bond, to the e-mail address as communicated from time to time in a separate writing delivered to the Company.
Notices under this Section 16.7 will be deemed given only when actually received.
* * * * *

Texas-New Mexico Power Company      Bond Purchase Agreement
If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

TEXAS-NEW MEXICO POWER COMPANY

By /s/ Michael Mertz______________________
Name: Michael Mertz
Title: Vice President and Treasurer

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY
by MetLife Investment Management, LLC its
Investment Manager

METLIFE INSURANCE K.K.
by MetLife Investment Management, LLC its
Investment Manager

METLIFE REINSURANCE COMPANY OF
CHARLESTON
by MetLife Investment Management, LLC its
Investment Manager

BRIGHTHOUSE LIFE INSURANCE COMPANY
by MetLife Investment Management, LLC its
Investment Manager

By:	/s/ John Wills
Name: John Wills
Title: Authorized Signatory

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY
By: Northwestern Mutual Investment
Management, LLC, its investment advisor

By:	/s/ David A. Barras
Name: David A. Barras
Title: Managing Director

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY for its Group Annuity Separate
Account

By:	/s/ David A. Barras
Name: David A. Barras
Title: Managing Director

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ William J. Hochmuth
Name: William J. Hochmuth
Title: Senior Managing Director

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE
COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Patrick Manseau
Name: Patrick Manseau
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

By:	/s/ Patrick Manseau
Name: Patrick Manseau
Title: Managing Director

BRIGHTHOUSE LIFE INSURANCE COMPANY
By: Brighthouse Services LLC, as adviser
By: Barings LLC as Investment Adviser

By:	/s/ Patrick Manseau
Name: Patrick Manseau
Title: Managing Director

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

VOYA RETIREMENT INSURANCE AND ANNUITY
COMPANY
COMPSOURCE MUTUAL INSURANCE COMPANY
CVS HEALTH FUTURE FUND 401(K) PLAN
TRUST
By: Voya Investment Management Co. LLC,
as Agent

By:	/s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

HSBC LIFE (INTERNATIONAL) LIMITED

SIGNED, SEALED AND DELIVERED for
and on behalf of HSBC LIFE
(INTERNATIONAL) LIMITED
By: HSBC Global Asset Management (UK)
Limited, as its duly appointed attorney

By:	/s/ Glen Fox
its duly authorised signatory
Name: Glen Fox
Title: Head of Infrastructure Debt Investments

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

HANG SENG INSURANCE COMPANY LIMITED

SIGNED, SEALED AND DELIVERED for
and on behalf of HANG SENG
INSURANCE COMPANY LIMITED
By: HSBC Global Asset Management (UK)
Limited, as its duly appointed attorney

By:	/s/ Glen Fox
its duly authorised signatory
Name: Glen Fox
Title: Head of Infrastructure Debt Investments

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By:	/s/ Rebekah L. Holt
Name: Rebekah L. Holt
Title: Investment Professional

STATE FARM MUTUAL AUTOMOBILE INSURANCE
COMPANY

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By:	/s/ Rebekah L. Holt
Name: Rebekah L. Holt
Title: Investment Professional

STATE FARM FIRE AND CASUALTY COMPANY

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By:	/s/ Rebekah L. Holt
Name: Rebekah L. Holt
Title: Investment Professional

STATE FARM INSURANCE COMPANIES EMPLOYEE
RETIREMENT TRUST

By:	/s/ Julie Hoyer
Name: Julie Hoyer
Title: Investment Executive

By:	/s/ Rebekah L. Holt
Name: Rebekah L. Holt
Title: Investment Professional

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

CMFG LIFE INSURANCE COMPANY
By: MEMBERS Capital Advisors, Inc. acting
as Investment Advisor

By:	/s/ Jason Micks
Name: Jason Micks
Title: Managing Director, Investments

CUMIS INSURANCE SOCIETY, INC.
By: MEMBERS Capital Advisors, Inc. acting
as Investment Advisor

By:	/s/ Jason Micks
Name: Jason Micks
Title: Managing Director, Investments

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Matthew Fedors
Name: Matthew Fedors
Title: Managing Director

Texas-New Mexico Power Company      Bond Purchase Agreement
This Agreement is hereby
accepted and agreed to as
of the date hereof.

STANDARD INSURANCE COMPANY

By:	/s/ Chris Beaulieu
Name: Chris Beaulieu
Title: VP, Individual Annuities & Investments

Defined Terms
As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.
“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.
“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity or organization that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws, or (c) a Person that is an agent, department or instrumentality of, or otherwise beneficially owned fifty percent (50%) or more by, controlled by or acting on behalf of, directly or indirectly, any one or more Person(s), entity or organization described in clause (a) or (b) or a Sanctioned Jurisdiction.
“Bond Repurchase Event” is defined in section 2.07 of the applicable Supplement.
“Bonds” is defined in Section 1.
“Business Day” means for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.
“Capital Stock” means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or
SCHEDULE A
(to Bond Purchase Agreement)

distributions of assets of, the issuing Person; including, in each case, all warrants, rights or options to purchase any of the foregoing.
“Closing” is defined in Section 3.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
“Company” means Texas-New Mexico Power Company, a Texas corporation or any successor that becomes such in the manner prescribed in the Indenture.
“Confidential Information” is defined in Section 14.
“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the “primary obligation”) of another Person (the “primary obligor”), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge or any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Company and its Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person’s liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).
“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Disclosure Documents” is defined in Section 5.3.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
“ERISA Event” means, with respect to the Company: (a) a Reportable Event with respect to a Plan or a Multiemployer Plan, (b) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in insolvency pursuant to section 4245 of ERISA or that it intends to terminate or has terminated under section 4041A of ERISA, (c) the distribution by the Company or any ERISA Affiliate under section 4041 or 4041A of ERISA of a notice of intent to terminate any Single Employer Plan or the taking of any action to terminate any Single Employer Plan, (d) the commencement of proceedings by the PBGC under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or the receipt by the Company or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (e) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce section 515 of ERISA, which is not dismissed within thirty (30) days, (f) the imposition upon the Company or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Company or any ERISA Affiliate as a result of any alleged failure to comply with the Code or ERISA in respect of any Single Employer Plan, (g) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Company or any ERISA Affiliate, (h) a violation of the applicable requirements of section 404 or 405 of ERISA or the exclusive benefit rule under section 401(a) of the Code by any fiduciary of any Single Employer Plan for which the Company or any ERISA Affiliate may be directly or indirectly liable, (i) the granting of a security interest in connection with the amendment of a Single Employer Plan or (j) the withdrawal of the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan.
“Event of Default” is defined in the Indenture.
“Filing Office” means the Office of the Secretary of State of the State of Texas.
“Financing Agreements” means this Agreement, the Indenture (including without limitation, the Supplements) and the Bonds.
“First Closing” is defined in Section 3.
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America, and, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, provided that any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
“Governmental Authority” means
        (a) the government of
        (i) the United States of America or any state or other political subdivision thereof, or
        (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
        (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.
“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.
“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:
        (a) to purchase such indebtedness or obligation or any property constituting security therefor;
        (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;
        (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or
        (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.
“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
“Hedging Agreements” means, collectively, interest rate protection agreements, equity index agreements, foreign currency exchange agreements, option agreements or other interest or exchange rate or commodity price hedging agreements (other than forward contracts for the delivery of power or gas written by the Company to its jurisdictional and wholesale customers in the ordinary course of business).
“holder” means, with respect to any Bond, the Person in whose name such Bond is registered in the register maintained by the Company pursuant to section 3.05 of the Indenture, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 15 and 16 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Bond whose name and address appears in such register.
“INHAM Exemption” is defined in Section 6.2(e).
“Indebtedness” means, with respect to any Person (without duplication), (a) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind; (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (c) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers’ acceptance (in each case, whether or not drawn or matured and in the stated amount thereof); (d) all obligations of such Person to pay for the deferred purchase price of property or services; (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; (f) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded; (g) the net termination obligations of such Person under any Hedging Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date in accordance with the applicable rules under GAAP; (h) all Contingent Obligations of such Person; (i) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection with, or pursuant to, any synthetic lease or similar off-balance sheet financing; (j) the aggregate amount of uncollected accounts receivable of such Person subject at the time of determination to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP); (k) all Specified Securities; and (l) all indebtedness referred to in clauses (a) through (k)

above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.
“Institutional Investor” means (a) any Purchaser of a Bond, (b) any holder of a Bond holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Bond.
“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Bonds, or (c) the validity or enforceability of this Agreement or any other Financing Agreement.
“Mortgaged Property” is defined in the Indenture.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“Multiple Employer Plan” means, with respect to the Company, a Single Employer Plan to which the Company or any ERISA Affiliate and at least one employer other than the Company or any ERISA Affiliate are contributing sponsors.
“NAIC” means the National Association of Insurance Commissioners or any successor thereto.
“OFAC” means the U.S. Department of Treasury’s Office of Foreign Assets Control.
“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.
“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
“Permitted Liens” is defined in the Indenture.
“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Presentation” is defined in Section 5.3.
“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
“PTE” is defined in Section 6.2(a).
“Prohibited Transaction” means any transaction described in (a) section 406 of ERISA that is not exempt by reason of section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (b) section 4975(c) of the Code that is not exempt by reason of section 4975(c)(2) or 4975(d) of the Code.
“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns, provided, however, that any Purchaser of a Bond that ceases to be the registered holder or a beneficial owner (through a nominee) of such Bond as the result of a transfer thereof pursuant to the Indenture shall cease to be included within the meaning of “Purchaser” of such Bond for the purposes of this Agreement upon such transfer.
“QPAM Exemption” is defined in Section 6.2(d).
“Related Fund” means, with respect to any holder of any Bond, any fund or entity that (i) invests in Securities or bank loans and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Reportable Event” means (a) any “reportable event” within the meaning of section 4043(c) of ERISA for which the notice under section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, section 412 of the Code or section 302 of ERISA, regardless of the issuance of any waivers in accordance with section 412(d) of the Code), (b) any such “reportable event” subject to advance notice to the PBGC under section 4043(b)(3) of ERISA, (c) any application for a funding waiver or an extension of any amortization period pursuant to section 412 of the Code and (d) a cessation of operations described in section 4062(e) of ERISA.
“Required Holders” means at any time (i) before the First Closing, the Purchasers, (ii) on or after the First Closing but before the Second Closing, the Purchasers of the Series 2020C and Series 2020D and the holders of more than 50% in principal amount of the Series 2020A Bonds and the Series 2020B Bonds and (iii) on or after the Second Closing, the holders of more than 50% in principal amount of the Bonds at the time outstanding, (in each case, exclusive of Bonds then owned by the Company or any of its Affiliates).
“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
“Sanctioned Jurisdiction” means, at any time, a country or territory which is itself subject to or the target of any comprehensive country-wide sanctions under U.S. Economic Sanctions (as opposed to individual, entity or other list-based Sanctions) (at the time of this Agreement, the Crimea Region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).
“Second Closing” is defined in Section 3.
“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.
“Series 2020A Bonds” is defined in Section 1.
“Series 2020B Bonds” is defined in Section 1.
“Series 2020C Bonds” is defined in Section 1.
“Series 2020D Bonds” is defined in Section 1.
“Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or Multiple Employer Plan.
“Source” is defined in Section 6.2.
“Specified Securities” means, with respect to any Person, (a) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed or for which mandatory sinking fund payments are due, (b) all securities issued by such Person that contain two distinct components, typically medium-term debt and a forward contract for the issuance of common stock prior to the debt maturity, including such securities commonly referred to by their tradenames as “FELINE PRIDES”, “PEPS”, “HITS”, “SPACES” and “DECS” and generally referred to as “equity units” and (c) all other securities issued by such Person that are similar to those described in the forgoing clauses (a) and (b).
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.
“Subsidiary” and “Subsidiaries” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Any reference to a Subsidiary of the Company herein shall not include a Subsidiary that is inactive, has minimal or no assets and does not generate revenues. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“Substitute Purchaser” is defined in Section 15.
“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
“United States Person” has the meaning set forth in Section 7701(a)(30) of the Code.
“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.
“Utility Security Instrument Act” means Title 8, Chapter 261 of the Texas Business & Commerce Code.

TEXAS-NEW MEXICO POWER COMPANY
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
METROPOLITAN LIFE INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY	$3,100,000	$3,100,000
200 Park Avenue	2020-B	2020-D
New York, New York 10166

SCHEDULE B
(to Bond Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
METROPOLITAN LIFE INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY	$1,000,000	$0
200 Park Avenue	2020-A
New York, New York 10166

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
METROPOLITAN LIFE INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY	$1,000,000	$0
200 Park Avenue	2020-A
New York, New York 10166

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
METLIFE INSURANCE K.K.	(4/24/2020)	(7/15/2020)
1-3, Kioicho, Chiyoda-ku	$1,900,000	$6,000,000
Tokyo, 102-8525 JAPAN	2020-B	2020-C

$1,300,000
2020-D

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
METLIFE REINSURANCE COMPANY	(4/24/2020)	(7/15/2020)
OF CHARLESTON	$4,000,000	$4,000,000
200 Park Avenue	2020-A	2020-C
New York, New York 10166
$600,000
2020-D

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
BRIGHTHOUSE LIFE INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY	$8,000,000	$0
11225 North community House Road	2020-A
Charlotte, NC 28277

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
THE NORTHWESTERN MUTUAL LIFE	(4/24/2020)	(7/15/2020)
INSURANCE COMPANY	$9,000,000	$10,000,000
720 East Wisconsin Avenue	2020-A	2020-C
Milwaukee, WI 53202
	$5,000,000	$9,660,000
	2020-B	2020-D

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
THE NORTHWESTERN MUTUAL LIFE	(4/24/2020)	(7/15/2020)
INSURANCE COMPANY FOR ITS GROUP	$0	$340,000
ANNUITY SEPARATE ACCOUNT	2020-A	2020-D
720 East Wisconsin Avenue
Milwaukee, WI 53202

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
THRIVENT FINANCIAL FOR LUTHERANS	(4/24/2020)	(7/15/2020)
Attn: Investment Division-Private	$14,000,000	$5,000,000
Placements	2020-A	2020-C
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402		$15,000,000
		2020-D

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
MASSACHUSETTS MUTUAL LIFE	(4/24/2020)	(7/15/2020)
INSURANCE COMPANY	$1,800,000	$4,300,000
c/o Barings LLC	2020-A	2020-D
300 South Tryon Street - Suite 2500
Charlotte, NC 28202	$5,100,000
	2020-B

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
MASSACHUSETTS MUTUAL LIFE	(4/24/2020)	(7/15/2020)
INSURANCE COMPANY	$1,800,000	$0
c/o Barings LLC	2020-A
300 South Tryon Street - Suite 2500
Charlotte, NC 28202

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
C.M. LIFE INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
c/o Barings LLC	$400,000	$700,000
300 South Tryon Street - Suite 2500	2020-A	2020-D
Charlotte, NC 28202
$900,000
2020-B

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
BRIGHTHOUSE LIFE INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY	$10,000,000	$0
c/o Barings LLC	2020-A
300 South Tryon Street - Suite 2500
Charlotte, NC 28202

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
VOYA RETIREMENT INSURANCE AND	(4/24/2020)	(7/15/2020)
ANNUITY COMPANY	$12,000,000	$0
c/o Voya Investment Management Co. LLC	2020-A
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
CVS HEALTH FUTURE FUND 401(K) PLAN	(4/24/2020)	(7/15/2020)
TRUST	$2,000,000	$0
c/o Voya Investment Management Co. LLC	2020-A
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
COMPSOURCE MUTUAL INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY	$2,000,000	$0
c/o Voya Investment Management Co. LLC	2020-B
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347
Attn: Private Placements

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
HSBC LIFE (INTERNATIONAL) LIMITED	(4/24/2020)	(7/15/2020)
18/F HSBC Centre Tower 1	$0	$3,870,000
1 Sham Mong Road		2020-D
Kowloon
Hong Kong

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
HSBC LIFE (INTERNATIONAL) LIMITED	(4/24/2020)	(7/15/2020)
18/F HSBC Centre Tower 1	$0	$2,520,000
1 Sham Mong Road		2020-D
Kowloon
Hong Kong

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
HSBC LIFE (INTERNATIONAL) LIMITED	(4/24/2020)	(7/15/2020)
18/F HSBC Centre Tower 1	$0	$850,000
1 Sham Mong Road		2020-D
Kowloon
Hong Kong

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
HANG SENG INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
LIMITED	$0	$5,500,000
83 Des Voeux Road Central		2020-D
Hong Kong

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
HANG SENG INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
LIMITED	$0	$490,000
83 Des Voeux Road Central		2020-D
Hong Kong

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
HANG SENG INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
LIMITED	$0	$1,770,000
83 Des Voeux Road Central		2020-D
Hong Kong

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
STATE FARM LIFE INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
One State Farm Plaza	$4,000,000	$0
Bloomington, IL 61710	2020-A

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
STATE FARM MUTUAL AUTOMOBILE	(4/24/2020)	(7/15/2020)
INSURANCE COMPANY	$3,500,000	$0
One State Farm Plaza	2020-A
Bloomington, IL 61710

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
STATE FARM FIRE AND CASUALTY	(4/24/2020)	(7/15/2020)
COMPANY	$2,000,000	$0
One State Farm Plaza	2020-A
Bloomington, IL 61710

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
STATE FARM INSURANCE COMPANIES	(4/24/2020)	(7/15/2020)
EMPLOYEE RETIREMENT TRUST	$1,500,000	$0
One State Farm Plaza	2020-A
Bloomington, IL 61710

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
CMFG LIFE INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
c/o Members Capital Advisors, Inc.	$4,000,000	$0
5910 Mineral Point Road	2020-A
Madison WI 53705-4456

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
CMFG LIFE INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
c/o Members Capital Advisors, Inc.	$1,000,000	$0
5910 Mineral Point Road	2020-A
Madison WI 53705-4456

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
CUMIS INSURANCE SOCIETY, INC.	(4/24/2020)	(7/15/2020)
c/o Members Capital Advisors, Inc.	$2,000,000	$0
5910 Mineral Point Road	2020-A
Madison WI 53705-4456

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
JOHN HANCOCK LIFE INSURANCE	(4/24/2020)	(7/15/2020)
COMPANY (U.S.A.)	$5,000,000	$0
197 Clarendon Street	2020-B
Boston, MA 02116

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT AND SERIES OF BONDS TO BE PURCHASED AT EACH CLOSING
	1st Closing	2nd Closing
STANDARD INSURANCE COMPANY	(4/24/2020)	(7/15/2020)
1100 SW Sixth Avenue, P14B	$2,000,000	$0
Portland, OR 97204	2020-A

$2,000,000
2020-B

Form of [Twelfth]/[Thirteenth] Supplemental Indenture
___________________________________________________________________________
___________________________________________________________________________

TEXAS-NEW MEXICO POWER COMPANY

To
MUFG UNION BANK, N.A.,
as Trustee

_______________________________________

[TWELFTH]/[THIRTEENTH] SUPPLEMENTAL INDENTURE
dated as of [April 24, 2020]/[July 15, 2020]

Supplemental to the First Mortgage Indenture
dated as of March 23, 2009
(file no.:  09-0007931211)

Establishing two series of Securities designated

[2.73% FIRST MORTGAGE BONDS, DUE APRIL 24, 2030, SERIES 2020A
3.36% FIRST MORTGAGE BONDS, DUE APRIL 24, 2050, SERIES 2020B]/
[2.93% FIRST MORTGAGE BONDS, DUE JULY 15, 2035, SERIES 2020C
3.36% FIRST MORTGAGE BONDS, DUE JULY 15, 2050, SERIES 2020D]

___________________________________________________________________________
___________________________________________________________________________

THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

SCHEDULE C
(to Bond Purchase Agreement)

Address of Debtor:
Texas-New Mexico Power Company
Attention: Treasurer
414 Silver Ave. SW, MS 0905
Albuquerque, New Mexico 87102-3289

Address of Secured Party:
MUFG Union Bank, N.A., as Trustee
445 South Figueroa Street, Suite 401
Los Angeles, California 90071
Attention: Corporate Trust Services

42142821

[TWELFTH]/[THIRTEENTH] SUPPLEMENTAL INDENTURE, dated as of [April 24, 2020]/[July 15, 2020], between TEXAS-NEW MEXICO POWER COMPANY, a corporation organized and existing under the laws of the State of Texas (the “Company”), and MUFG UNION BANK, N.A. (formerly known as Union Bank, N.A.), a national banking association organized and existing under the laws of the United States (successor as trustee to The Bank of New York Mellon Trust Company, N.A.), as Trustee under the Indenture hereinafter referred to (the “Trustee”).
RECITALS OF THE COMPANY
WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage Indenture dated as of March 23, 2009 (the “Original Indenture”), providing for the issuance by the Company from time to time of its bonds, notes or other evidence of indebtedness to be issued in one or more series (in the Original Indenture and herein called the “Securities”) and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities and the performance and observance of the other obligations of the Company thereunder; and
WHEREAS, the Company has also heretofore executed and delivered to the Trustee a First Supplemental Indenture, dated as of March 23, 2009, a Second Supplemental Indenture, dated as of March 25, 2009, a Third Supplemental Indenture, dated as of April 30, 2009, as amended by a First Amendment, dated as of December 16, 2010, a Fourth Supplemental Indenture, dated as of September 30, 2011, a Fifth Supplemental Indenture, dated as of April 3, 2013, a Sixth Supplemental Indenture, dated as of June 27, 2014, a Seventh Supplemental Indenture, dated as of February 10, 2016, an Eighth Supplemental Indenture, dated as of August 24, 2017, a Ninth Supplemental Indenture, dated as of June 28, 2018, a Tenth Supplemental Indenture, dated March 29, 2019, [and] an Eleventh Supplemental dated as of July 1, 2019, [and a Twelfth Supplemental Indenture dated as of April 24, 2020,] each such supplemental indenture being between the Company and the Trustee, each providing for the establishment of the terms of a series of Securities (the Original Indenture, as supplemented by said First Supplemental Indenture, said Second Supplemental Indenture, said Third Supplemental Indenture (as amended), said Fourth Supplemental Indenture, said Fifth Supplemental Indenture and said Sixth Supplemental Indenture, as supplemented and amended by said Seventh Supplemental Indenture and as supplemented by said Eighth Supplemental Indenture and, as supplemented and amended by said Ninth Supplemental Indenture, said Tenth Supplemental Indenture, [and] said Eleventh Supplemental Indenture, [and said Twelfth Supplemental Indenture,] the “Indenture”); and
WHEREAS, on June 1, 2011, MUFG Union Bank, N.A. (under its then name, Union Bank, N.A.) succeeded to The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture; and
WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this [Twelfth]/[Thirteenth] Supplemental Indenture to the Indenture as permitted by Sections 2.01, 3.01 and 14.01 of the Original Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two new series of Securities under the Indenture to be known as its

[(i) “2.73% First Mortgage Bonds, due April 24, 2030, Series 2020A” in an aggregate principal amount of $85,000,000 (the “2020A Bonds”) and (ii) “3.36% First Mortgage Bonds, due April 24, 2050, Series 2020B” in an aggregate principal amount of $25,000,000 (the “2020B Bonds” and together with the 2020A Bonds, the “2020 Bonds”);]/[(i) “2.93% First Mortgage Bonds, due July 15, 2035, Series 2020C” in an aggregate principal amount of $25,000,000 (the “2020C Bonds”) and (ii) “3.36% First Mortgage Bonds, due July 15, 2050, Series 2020D” in an aggregate principal amount of $50,000,000 (the “2020D Bonds” and together with the 2020C Bonds, the “2020 Bonds”)]; and
WHEREAS, all things necessary to make the 2020 Bonds, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth, the valid, binding and legal obligations of the Company and to make this [Twelfth]/[Thirteenth] Supplemental Indenture a valid, binding and legal agreement of the Company, have been done.
NOW, THEREFORE, THIS [TWELFTH]/[THIRTEENTH] SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of the 2020 Bonds and for and in consideration of the premises and of the covenants contained in the Indenture and in this [Twelfth]/[Thirteenth] Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, it is mutually covenanted and agreed as follows:
ARTICLE ONE

DEFINITIONS

Section 1.01 Certain Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined in this [Twelfth]/[Thirteenth] Supplemental Indenture. Unless the context otherwise requires, any reference herein to a “Section” or an “Exhibit” means a Section of, or an Exhibit to, this [Twelfth]/[Thirteenth] Supplemental Indenture, as the case may be. The words “herein,” “hereof” and “hereunder” and words of similar import refer to this [Twelfth]/[Thirteenth] Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.
The following terms have the meanings given to them in this Article One and, for purposes of this [Twelfth]/[Thirteenth] Supplemental Indenture, such meanings shall supersede and replace the meanings given them, if any, in the Original Indenture:
Certain terms, used principally in Article Two, are defined in that Article.
[“2020A Coupon Rate” is defined in Section 2.02 hereof.
“2020B Coupon Rate” is defined in Section 2.02 hereof.]/
[“2020C Coupon Rate” is defined in Section 2.02 hereof.

2

“2020D Coupon Rate” is defined in Section 2.02 hereof.]
“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity or organization that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws, or (c) a Person that is an agent, department or instrumentality of, or otherwise beneficially owned fifty percent (50%) or more by, controlled by or acting on behalf of, directly or indirectly, any one or more Person(s), entity or organization described in clause (a) or (b) or a Sanctioned Jurisdiction.
“Bond Repurchase Amount” is defined in Section 2.07 hereof.
“Bond Repurchase Requirement” is defined in Section 2.07 hereof.
“Capital Stock” means (a) in the case of a corporation, all classes of capital stock of such corporation, (b) in the case of a partnership, partnership interests (whether general or limited), (c) in the case of a limited liability company, membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person; including, in each case, all warrants, rights or options to purchase any of the foregoing.
“Change in Control” means the occurrence of any of the following: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Capital Stock that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of twenty-five percent (25%) of the Capital Stock of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent, or control over the Voting Stock of the Parent on a fully-diluted basis (and taking into account all such Voting Stock that such Person or group has the right to acquire pursuant to any option right) representing twenty-five percent (25%) or more of the
3

combined voting power of such Voting Stock; or (d) the Parent shall cease to own, directly or indirectly, and free and clear of all Liens or other encumbrances (other than any Lien in favor of the administrative agent for the benefit of the lenders under any Material Credit Facility (as it may be amended, restated, supplemented, refinanced or otherwise modified from time to time) securing Indebtedness thereunder), at least one-hundred percent (100%) of the outstanding Voting Stock of the Company on a fully diluted basis.
“Change in Control Notice” is defined in Section 2.06(a) hereof.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
“Consolidated Capitalization” means, with respect to any Person, the sum of (a) all of the shareholders’ equity or net worth of such Person and its Subsidiaries, as determined in accordance with GAAP plus (b) Consolidated Indebtedness of such Person and its Subsidiaries plus (c) the outstanding principal amount of Preferred Stock plus (d) seventy-five percent (75%) of the outstanding principal amount of Specified Securities of such Person and its Subsidiaries.
“Consolidated Indebtedness” means, as of any date of determination, with respect to any Person and its Subsidiaries on a consolidated basis, an amount equal to (a) all Indebtedness of such Person and its Subsidiaries as of such date minus (b) the outstanding principal amount of stranded cost securitization bonds of such Person and its Subsidiaries minus (c) an amount equal to the lesser of (i) seventy-five percent (75%) of the outstanding principal amount of Specified Securities of such Person and its Subsidiaries and (ii) ten percent (10%) of Consolidated Capitalization (calculated assuming clause (i) above is applicable).
“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the “primary obligation”) of another Person (the “primary obligor”), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge or any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Company and its Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person’s liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).
“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company,
4

such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Corporate Trust Office” has the meaning given to it in the Original Indenture and for the purposes of such term in the Indenture and this [Twelfth]/[Thirteenth] Supplemental Indenture, the principal corporate trust office of the Trustee is 445 South Figueroa Street Suite 401, Los Angeles, California 90071 unless and until the Trustee shall have designated such other address as contemplated by such term.
“Coupon Rate” means, in each case, [the 2020A Coupon Rate for the 2020A Bonds and the 2020B Coupon Rate for the 2020B Bonds]/[ the 2020C Coupon Rate for the 2020C Bonds and the 2020D Coupon Rate for the 2020D Bonds].
“Default Rate” means, with respect to any series of Bonds, as of any date, that rate of interest that is the greater of (i) two percent (2%) per annum above the Coupon Rate for such series of Bonds or (ii) two percent (2%) over the rate of interest publicly announced from time to time by MUFG Union Bank, N.A. in Los Angeles, California as its “base” or “prime” rate, as in effect on such date.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
“ERISA Event” means, with respect to the Company: (a) a Reportable Event with respect to a Plan or a Multiemployer Plan, (b) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan, or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in insolvency pursuant to section 4245 of ERISA or that it intends to terminate or has terminated under section 4041A of ERISA, (c) the distribution by the Company or any ERISA Affiliate under section 4041 or 4041A of ERISA of a notice of intent to terminate any Single Employer Plan or the taking of any action to terminate any Single Employer Plan, (d) the commencement of proceedings by the PBGC under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or the receipt by the Company or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (e) the institution of a proceeding by any fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce section 515 of ERISA, which is not dismissed within thirty (30) days, (f) the imposition upon the Company or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of the Company or any ERISA Affiliate as a result of any alleged failure to comply with the Code or ERISA in respect of any Single Employer Plan, (g) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by the Company or any ERISA Affiliate, (h) a violation of the applicable requirements of section 404 or 405 of ERISA or the exclusive benefit rule under section 401(a) of
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the Code by any fiduciary of any Single Employer Plan for which the Company or any ERISA Affiliate may be directly or indirectly liable, (i) the granting of a security interest in connection with the amendment of a Single Employer Plan or (j) the withdrawal of the Company or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan.
“FATCA” means Foreign Account Tax Compliance Act.
“Fiscal Quarter” means each of the calendar quarters ending as of the last day of each March, June, September and December.
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America, and, notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value”, as defined therein.”
“Hedging Agreements” means, collectively, interest rate protection agreements, equity index agreements, foreign currency exchange agreements, option agreements or other interest or exchange rate or commodity price hedging agreements (other than forward contracts for the delivery of power or gas written by the Company to its jurisdictional and wholesale customers in the ordinary course of business).
“Indebtedness” means, with respect to any Person (without duplication), (a) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all reimbursement obligations of such Person with respect to surety bonds, letters of credit and bankers’ acceptance (in each case, whether or not drawn or matured and in the stated amount thereof), (d) all obligations of such Person to pay for the deferred purchase price of property or services, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (g) the net termination obligations of such Person under any Hedging Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date in accordance with the applicable rules under GAAP, (h) all Contingent Obligations of such Person, (i) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection with, or pursuant to, any synthetic lease or similar off-balance sheet financing, (j) the aggregate amount of uncollected accounts receivable of such Person subject at the time of determination to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with
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GAAP), (k) all Specified Securities and (l) all indebtedness referred to in clauses (a) through (k) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person.
“Interest Payment Date” is defined in Section 2.02 hereof.
“Institutional Investor” means (a) any Holder of a 2020 Bond on the date hereof, (b) any Holder of a 2020 Bond holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the 2020 Bonds then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any Holder of any 2020 Bond.
“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under the Indenture and the 2020 Bonds, or (c) the validity or enforceability of the Indenture and the 2020 Bonds.
“Material Credit Facility” means, as to the Company and its Subsidiaries,
Article 1.the $75,000,000 Third Amended and Restated Credit Agreement among the Company, certain lenders identified therein and certain agents identified therein dated as of September 25, 2017 including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof (the “Credit Agreement”); and
(i)any other agreement(s) creating or evidencing indebtedness for borrowed money, entered into on or after April 24, 2020, by the Company or any Subsidiary of the Company, or in respect of which the Company or any Subsidiary of the Company is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $60,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
“Multiple Employer Plan” means, with respect to the Company, a Single Employer Plan to which the Company or any ERISA Affiliate and at least one employer other than the Company or any ERISA Affiliate are contributing sponsors.
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“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.
“Parent” means PNM Resources, Inc., a New Mexico corporation, together with its successors.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
“Preferred Stock” means, with respect to any Person, all preferred Capital Stock issued by such Person in which the terms thereof do not require such Capital Stock to be redeemed or to make mandatory sinking fund payments.
“Proposed Prepayment Date” is defined in Section 2.06(b) hereof.
“Regular Record Date” is defined in Section 2.02 hereof.
“Related Fund” means, with respect to any Holder of any 2020 Bond, any fund or entity that (i) invests in securities or bank loans, and (ii) is advised or managed by such Holder, the same investment advisor as such Holder or by an Affiliate of such Holder or such investment advisor.
“Responsible Officer of the Company” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of the matters set forth in the Indenture as supplemented and amended.
“Restrictive Legend” means the legend set forth on the form of the First Mortgage Bonds in Exhibit A hereto.
“Rule 144” means Rule 144 (or any successor rule) under the Securities Act.
“Sanctioned Jurisdiction” means, at any time, a country or territory which is itself subject to or the target of any comprehensive country-wide sanctions under U.S. Economic Sanctions (as opposed to individual, entity or other list-based Sanctions) (at the time of this Agreement, the Crimea Region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).
“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.
“Single Employer Plan” means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or Multiple Employer Plan.
“Special Record Date” is defined in Section 2.02 hereof.
“Specified Prior Supplements” means (i) the Sixth Supplemental Indenture dated as of June 27, 2014, (ii) the Seventh Supplemental Indenture, dated as of February 10, 2016 and (iii) the Eighth Supplemental Indenture, dated as of August 24, 2017; each among the Company and the Trustee and pursuant to the Original Indenture.
“Specified Securities” means, with respect to any Person, (a) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed or for which mandatory sinking fund payments are due, (b) all securities issued by such Person that contain two distinct components, typically medium-term debt and a forward contract for the issuance of common stock prior to the debt maturity, including such securities commonly referred to by their tradenames as “FELINE PRIDES”, “PEPS”, “HITS”, “SPACES” and “DECS” and generally referred to as “equity units” and (c) all other securities issued by such Person that are similar to those described in the forgoing clauses (a) and (b).
“Subsidiary” and “Subsidiaries” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a fifty percent (50%) interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Any reference to a Subsidiary of the Company herein shall not include a Subsidiary that is inactive, has minimal or no assets and does not generate revenues. Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“TBCC” is defined in Section 4.01 hereof.
“Total Assets” means all assets of the Company and its Subsidiaries as shown on its most recent quarterly consolidated balance sheet, as determined in accordance with GAAP.
“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

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“Voting Stock” means the Capital Stock of a Person that is then outstanding and normally entitled to vote in the election of directors and other securities of such Person convertible into or exercisable for such Capital Stock (whether or not such securities are then currently convertible or exercisable).
ARTICLE TWO

TITLE, FORM AND TERMS OF THE 2020 BONDS

Section 2.01 Title of the First Mortgage Bonds. This [Twelfth]/[Thirteenth] Supplemental Indenture hereby creates: [(a) a series of Securities designated as the “2.73% First Mortgage Bonds, due April 24, 2030, Series 2020A” and (b) a series of Securities designated as the “3.36% First Mortgage Bonds, due April 24, 2050, Series 2020B”]/[(a) a series of Securities designated as the “2.93% First Mortgage Bonds, due July 15, 2035, Series 2020C” and (b) a series of Securities designated as the “3.36% First Mortgage Bonds, due July 15, 2050, Series 2020D”]. The 2020 Bonds shall be executed, authenticated and delivered in accordance with the provisions of, and, except as hereinafter provided, shall in all respects be subject to all of the terms, conditions and covenants of, the Indenture as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture. For purposes of the Indenture, [(i) the Series 2020A Bonds shall constitute a single series of Securities and (subject to the limitations set forth in Article IV of the Original Indenture) shall be issued in an aggregate principal amount of $85,000,000 and (ii) the Series 2020B Bonds shall constitute a single series of Securities and (subject to the limitations set forth in Article IV of the Original Indenture) shall be issued in an aggregate principal amount of $25,000,000]/[(i) the Series 2020C Bonds shall constitute a single series of Securities and (subject to the limitations set forth in Article IV of the Original Indenture) shall be issued in an aggregate principal amount of $25,000,000 and (ii) the Series 2020D Bonds shall constitute a single series of Securities and (subject to the limitations set forth in Article IV of the Original Indenture) shall be issued in an aggregate principal amount of $50,000,000].

Section 2.02 Form and Terms of the 2020 Bonds. The form and terms of the 2020 Bonds pursuant to the authority granted by this [Twelfth]/[Thirteenth] Supplemental Indenture in accordance with Sections 2.01 and 3.01 of the Original Indenture are set forth herein. The 2020 Bonds shall be issued in registered form without coupons in the denominations of $100,000 and integral multiples of $1,000, appropriately numbered and substantially in the form set forth [in Exhibit A1 hereto for the 2020A Bonds and Exhibit A2 hereto for the 2020B Bonds]/[Exhibit A1 for the 2020C Bonds and Exhibit A2 for the 2020D Bonds]. The terms of the 2020 Bonds contained in the form thereof set forth in Exhibits A1 and A2 hereto are hereby incorporated herein by reference and made a part hereof as if set forth in full herein.
[The 2020A Bonds shall mature on April 24, 2030 and shall bear interest at the rate of 2.73% per annum (the “2020A Coupon Rate”) from April 24, 2020 through Maturity, payable semi-annually on the 15th day of April and the 15th day of October in each year, commencing October 15, 2020, and on the Maturity Date (each such April 15, October 15 and Maturity Date, hereinafter called an “Interest Payment Date”) until the principal thereof is paid or made available for payment.

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The 2020B Bonds shall mature on April 24, 2050 and shall bear interest at the rate of 3.36% per annum (the “2020B Coupon Rate”) from April 24, 2020 through Maturity, payable semi-annually on the 15th day of April and the 15th day of October in each year, commencing October 15, 2020, and on the Maturity Date (each such April 15, October 15 and Maturity Date, hereinafter called an “Interest Payment Date”) until the principal thereof is paid or made available for payment.]/
[The 2020C Bonds shall mature on July 15, 2035 and shall bear interest at the rate of 2.93% per annum (the “2020B Coupon Rate”) from July 15, 2020 through Maturity, payable semi-annually on the 15th day of April and the 15th day of October in each year, commencing October 15, 2020, and on the Maturity Date (each such April 15, October 15 and Maturity Date, hereinafter called an “Interest Payment Date”) until the principal thereof is paid or made available for payment.
The 2020D Bonds shall mature on July 15, 2050 and shall bear interest at the rate of 3.36% per annum (the “2020D Coupon Rate”) from July 15, 2020 through Maturity, payable semi-annually on the 15th day of April and the 15th day of October in each year, commencing October 15, 2020, and on the Maturity Date (each such April 15, October 15 and Maturity Date, hereinafter called an “Interest Payment Date”) until the principal thereof is paid or made available for payment.]
If any Interest Payment Date falls on a day that is not a Business Day, the Interest Payment Date will be the next succeeding Business Day (and no interest or other payment shall be payable in respect of any such delay, provided that any payment of principal of or Make-Whole Amount on any 2020 Bond (including principal due upon Maturity) that is due on a date that is not a Business Day shall be due and payable on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable at such next succeeding Business Day). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.
The 2020 Bonds shall be payable as to principal, Make-Whole Amount, if any, and interest (including interest on overdue principal and on overdue installments of interest to the extent lawful) in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and shall be payable as provided for in the Indenture.
To the extent lawful, the Company shall pay interest on overdue principal and Make-Whole Amount, if any, at the Default Rate (instead of the Coupon Rate), from the day any such payment was due until the amount is paid or made available for payment and it shall pay interest on overdue installments of interest at the Default Rate (instead of the Coupon Rate) from the applicable Interest Payment Date until such interest is paid or made available for payment.
The interest so payable on any Interest Payment Date shall be paid to the Persons in whose names the 2020 Bonds are registered at the close of business on the regular record date for such Interest Payment Date, which shall be the fifteenth (15th) day of the month immediately preceding the month in which such Interest Payment Date occurs (hereinafter called a “Regular Record Date”); except that if the Company shall default in the payment of any interest due on such Interest Payment Date, the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are
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registered at the close of business on a date (herein called a “Special Record Date”) established to determine the Holders of record who will receive such Defaulted Interest (which shall be fixed in accordance with Section 3.07 of the Original Indenture), which Special Record Date shall not be more than fifteen (15) days or less than ten (10) days prior to the date proposed by the Company for payment of such Defaulted Interest.
Section 2.03 Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the 2020 Bonds of any series, in an amount not less than ten percent (10%) of the aggregate principal amount of the 2020 Bonds of such series to be prepaid then outstanding in the case of a partial prepayment, at one-hundred percent (100%) of the principal amount so prepaid, together with accrued and unpaid interest thereon, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each Holder of the 2020 Bonds of the series being prepaid written notice, with a copy to the Trustee, of each optional prepayment under this Section 2.03 not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such prepayment unless the Company and the Holders of more than fifty percent (50%) of the principal amount of the 2020 Bonds of the series being prepaid then outstanding agree in writing to another time period. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the 2020 Bonds of each series to be prepaid on such date, the principal amount of each 2020 Bond of such series held by such Holder to be prepaid (determined in accordance with Section 2.03(a)), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount with respect to each series of 2020 Bonds to be prepaid due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each Holder of Bonds a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Notwithstanding anything contained in this Section 2.03, if and so long as any Event of Default or Bond Repurchase Event shall have occurred and be continuing, any partial prepayment of the 2020 Bonds by series shall be allocated among all of the 2020 Bonds of all series of 2020 Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.
(a) Allocation of Partial Prepayments. In the case of each partial prepayment of the 2020 Bonds pursuant to Section 2.03, the principal amount of the series of 2020 Bonds to be prepaid shall be allocated among all of the 2020 Bonds of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, after giving effect to minimum authorized denominations of $100,000.
(b) Maturity; Surrender, Etc. In the case of each optional prepayment of 2020 Bonds pursuant to this Section 2.03, the principal amount of each 2020 Bond to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any 2020 Bond paid or prepaid in full shall be
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surrendered to the Company and cancelled and shall not be reissued, and no 2020 Bond shall be issued in lieu of any prepaid principal amount of any 2020 Bond.
Section 2.04 Purchase of Bonds. The Company will not and will not permit any Subsidiary of the Company to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding 2020 Bonds of any series except (a) upon the payment or prepayment of the 2020 Bonds of such series in accordance with this [Twelfth]/[Thirteenth] Supplemental Indenture and the 2020 Bonds or (b) pursuant to an offer to purchase made by the Company or a Subsidiary of the Company pro rata to the Holders of all 2020 Bonds of such series at the time outstanding upon the same terms and conditions. Any such offer shall provide each Holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten (10) Business Days. If the Holders of more than fifty percent (50%) of the principal amount of the 2020 Bonds of the applicable series then outstanding accept such offer, the Company shall promptly notify the remaining Holders of such series of 2020 Bonds of such fact and the expiration date for the acceptance by Holders of such series of 2020 Bonds of such offer shall be extended by the number of days necessary to give each such remaining Holder at least five (5) Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all 2020 Bonds acquired by it or any Subsidiary of the Company pursuant to any payment, prepayment or purchase of 2020 Bonds pursuant to this [Twelfth]/[Thirteenth] Supplemental Indenture and no 2020 Bonds may be issued in substitution or exchange for any such 2020 Bonds. Notwithstanding anything contained in this Section 2.04, if and so long as any Event of Default or Bond Repurchase Event shall have occurred and be continuing, any partial prepayment of the 2020 Bonds by series shall be allocated among all of the 2020 Bonds of all series of 2020 Bonds at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.
Section 2.05 Make-Whole Amount.
“Make-Whole Amount” means, with respect to any 2020 Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such 2020 Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero; provided further that the Make-Whole Amount shall equal zero with respect to the relevant series of 2020 Bonds if such prepayment occurs [(i) on or after the date which is ninety (90) days prior to the Maturity Date of the 2020A Bonds or (ii) on or after the date which is one hundred and eighty (180) days prior to the Maturity Date of the 2020B Bonds]/[(i) on or after the date which is ninety (90) days prior to the applicable Maturity Dates of the 2020C Bonds or (ii) on or after the date which is one hundred and eighty (180) days prior to the Maturity Date of the 2020D Bonds]. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any 2020 Bond, the principal of such 2020 Bond that is to be prepaid pursuant to Section 2.03 or Section 2.07 or is declared to be due and payable pursuant to Section 10.02 of the Original Indenture.
“Discounted Value” means, with respect to the Called Principal of any 2020 Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such
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Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the 2020 Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any 2020 Bond, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the 2020 Bond.
If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any 2020 Bond, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable 2020 Bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any 2020 Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the 2020 Bonds, then the amount of the next succeeding
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scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.07 or is declared to be due and payable pursuant to Section 10.02 of the Original Indenture.
“Settlement Date” means, with respect to the Called Principal of any 2020 Bond, the date on which such Called Principal is to be prepaid pursuant to Section 2.03 or Section 2.07 or is declared to be due and payable pursuant to Section 10.02 of the Original Indenture.
Section 2.06 Change in Control.
(a) Notice of Change in Control. The Company will, within thirty (30) Business Days after the occurrence of any Change in Control, give written notice (the “Change in Control Notice”) of such Change in Control to each Holder of 2020 Bonds, with a copy to the Trustee. Such Change in Control Notice shall contain and constitute an offer to prepay the 2020 Bonds as described in Section 2.06(b) hereof and shall be accompanied by the certificate described in Section 2.06(e).
(b) Offer to Prepay Bonds. The offer to prepay 2020 Bonds contemplated by Section 2.06(a) shall be an offer to prepay, in accordance with and subject to this Section 2.06, all, but not less than all, the 2020 Bonds held by each Holder (in this case only, “Holder” in respect of any 2020 Bond registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date (which shall be a Business Day) specified in such Change in Control Notice (the “Proposed Prepayment Date”). Such date shall be not fewer than thirty (30) days and not more than sixty (60) days after the date of delivery of the Change in Control Notice.
(c) Acceptance; Rejection. Any Holder of 2020 Bonds may accept or reject the offer to prepay made pursuant to this Section 2.06 by causing a notice of such acceptance or rejection to be delivered to the Company not fewer than then ten (10) days prior to the Proposed Prepayment Date. A failure by a Holder of 2020 Bonds to respond to an offer to prepay made pursuant to this Section 2.06 shall be deemed to constitute a rejection of such offer by such Holder.
(d) Prepayment. Prepayment of the 2020 Bonds to be prepaid pursuant to this Section 2.06 shall be at one-hundred percent (100%) of the principal amount of the 2020 Bonds together with accrued and unpaid interest thereon but without any Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.
(e) Company Certificate. Each Change in Control Notice delivered pursuant to Section 2.06(a) shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of delivery of the Change in Control Notice, stating:  (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 2.06; (iii) the principal amount of each 2020 Bond offered to be prepaid (which shall be one-hundred percent (100%) of the outstanding principal balance of each such 2020 Bond); (iv) the amount of accrued interest that would be due and payable on each 2020 Bond offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 2.06 required to be fulfilled prior to the giving of notice have been fulfilled; and (vi) in reasonable detail, a general description of the events that resulted in, and date of occurrence of, the Change in Control.

Section 2.07 Bond Repurchase Event.
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On the Bond Repurchase Date, the Company shall repurchase (the “Bond Repurchase Requirement”) the applicable series of 2020 Bonds for a purchase price equal to the aggregate principal amount of such series of 2020 Bonds then Outstanding, all accrued and unpaid interest thereon, and the Make-Whole Amount determined for the Bond Repurchase Date with respect to such principal amount (the “Bond Repurchase Amount”). On the Bond Repurchase Date, the Company will deposit with the Trustee immediately available funds in an amount equal to the Bond Repurchase Amount and the Trustee shall pay such amount as soon as practicable after receipt thereof to the Holders of such series of 2020 Bonds. Payment of a Bond Repurchase Amount shall be deemed to satisfy and discharge in full the principal of, and Make-Whole Amount, and accrued and unpaid interest on, such series of 2020 Bonds.
The Company’s obligation to satisfy a Bond Repurchase Requirement shall be mandatory upon the occurrence of a Bond Repurchase Event.
Any Bonds surrendered to the Trustee in connection with a Bond Repurchase Requirement shall promptly be cancelled in accordance with Section 3.09 of the Original Indenture.
For the purposes of this Section 2.07, the following terms will have the meanings set forth below:
“Bond Repurchase Date” means the date of the occurrence of a Bond Repurchase Event with respect to a series of 2020 Bonds while any of the 2020 Bonds of the applicable series are Outstanding.
A “Bond Repurchase Event” with respect to a series of 2020 Bonds shall exist if any of the conditions or events described in any of paragraphs (1) through (7) below shall be continuing fifteen (15) days following the first to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such occurrence or (ii) the Company’s receipt of a written notice from any Holder of a 2020 Bond of the applicable series of such occurrence:
(1) Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the 2020 Bonds of the applicable series) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by any U.S. Economic Sanctions Laws.
(2) Sale or Lease of Assets. The Company sells, leases, transfers or otherwise disposes of, any of its assets (including, without limitation, all or substantially all of its assets, whether in one transaction or a series of related transactions) except (a) sales or other transfers of assets for fair value, if the aggregate value of all such transactions in any calendar year does not exceed twenty-five percent (25%) of the book value of Total Assets of the Company, as calculated as of the end of the most recent Fiscal Quarter, and (b) sales, leases, transfers or other dispositions, at less than fair value, of any other assets of the Company and its Subsidiaries, provided that the aggregate book value of such assets shall not exceed $25,000,000 in any calendar year.
(3) Debt Capitalization. The ratio of (i) Consolidated Indebtedness of the Company to (ii) Consolidated Capitalization of the Company is greater than 0.65 to 1.0 (a) as of the last day of any
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fiscal quarter of the Company or (b) at any time if any first mortgage bonds issued under Specified Prior Supplements remain outstanding.
(4) Financial and Business Information. The Company fails to deliver to each Holder of 2020 Bonds of the applicable series that is an Institutional Investor the documents set forth below in paragraphs (a) Quarterly Statements, (b) Annual Statements, (c) SEC and other Reports (if any), (d) Notice of Event of Default or Bond Repurchase Event (if any), and (e) ERISA Matters (if any) by either (i) within the time periods set forth in such paragraphs (a), (b), (c), (d) and (e) (x) delivering paper copies, to the address, if any, specifically designated therefore by such Holder, by hand-delivery or by overnight courier or (y) delivering electronic copies by email or (ii) with respect to the documents set forth in paragraphs (a), (b) and (c), giving written notice within fifteen (15) Business Days after the timely filing on EDGAR or posting on its home page or on its Parent’s home page on the internet or on Intralinks or on any similar website to which each Holder of the 2020 Bonds of the applicable series has free access, by the Company of a Form 10-K (or such annual financial statements satisfying the requirements of paragraph (b) below), Form 10-Q (or such quarterly financial statements satisfying the requirements of paragraph (a) below), Form 8-K or any proxy statement, as the case may be:
(a) Quarterly Statements — within sixty (60) days (or such shorter period as is the earlier of (x) fifteen (15) days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of
(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and
(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this paragraph (a) - Quarterly Statements;
(b) Annual Statements — within one hundred twenty (120) days (or such shorter period as is the earlier of (x) fifteen (15) days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of
17

whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of:
(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and
(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this paragraph (b)-Annual Statements;
(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary of the Company to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary of the Company with the SEC;
(d) Notice of Event of Default or Bond Repurchase Event — promptly, and in any event within five (5) Business Days after a Responsible Officer of the Company becomes aware of the existence of any Event of Default or any Bond Repurchase Event, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and
(e) ERISA Matters — promptly, and in any event within ten (10) days after a Responsible Officer of the Company becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
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(i) with respect to any Plan, any Reportable Event would reasonably be expected to result in a Material Adverse Effect; or
(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Single Employer Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, which in either event would reasonably be expected to result in a Material Adverse Effect; or
(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect.
(5) Officer’s Certificate. The Company fails to deliver to each Holder of 2020 Bonds of the applicable series that is an Institutional Investor, in the manner and at the time periods set forth above in paragraph 4(a)-Quarterly Statements and paragraph 4(b)-Annual Statements, a certificate of a Senior Financial Officer certifying that such Senior Financial Officer has reviewed the relevant terms of this [Twelfth]/[Thirteenth] Supplemental Indenture and of the Indenture and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes an Event of Default or Bond Repurchase Event with respect to the applicable series of 2020 Bonds or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.
(6) Material Credit Facilities. With respect to any Material Credit Facility (a) the Company or any Subsidiary of the Company defaults in the payment of any principal of or premium or make-whole amount or interest that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace with respect thereto, or (b) the Company or any Subsidiary of the Company is in default in the performance of or compliance with any term of any Material Credit Facility in an aggregate outstanding principal amount of at least $20,000,000 or any other condition exists, and as a consequence of such default such Material Credit Facility has become, or has been declared (or one or more Persons are entitled to declare such Material Credit Facility to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (c) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder or lender of any Material Credit Facility to convert such indebtedness into equity interests), (i) the Company or any Subsidiary of the Company has become obligated to purchase or repay such indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $20,000,000, or (ii) one or more Persons have the right to require the Company or any Subsidiary of the Company so to purchase or repay such indebtedness.
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(7) Material Misrepresentation. Any representation or warranty made in writing by or on behalf of the Company in this [Twelfth]/[Thirteenth] Supplemental Indenture or in any writing furnished to the Holders of the applicable series of 2020 Bonds in connection with such series of 2020 Bonds proves to have been false or incorrect in any material respect on the date made.
Section 2.08 Withholding. By acceptance of any 2020 Bond, the Holder thereof agrees that such Holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such Holder that is a United States Person, such Holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such Holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such Holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such Holder has complied with such Holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold or cause to be deducted and withheld from any such payment made to such Holder (and the Company agrees that under current FATCA regulations in place as of the date of this [Twelfth]/[Thirteenth] Supplemental Indenture as originally executed, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, as well as a U.S. Tax Compliance Certificate substantially in the form of Schedule 2.08 attached hereto, in both cases completed and executed, shall satisfy this requirement). Nothing in this Section 2.08 shall require any Holder to provide information that is confidential or proprietary to such Holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential.
Notwithstanding any other provision of this [Twelfth]/[Thirteenth] Supplemental Indenture, the Trustee or any Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under this [Twelfth]/[Thirteenth] Supplemental Indenture for or on account of any present or future taxes, duties or charges if and to the extent so required by any applicable law and any current or future regulations or agreements thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto or by virtue of the relevant Holder failing to satisfy any certification or other requirements in respect of the 2020 Bonds, in which event the Trustee or such Paying Agent shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so withheld or deducted and shall have no obligation to gross up any payment hereunder or pay any additional amount as a result of such withholding tax.
Section 2.09 Payment on Bonds.
(a) Place of Payment, etc. Subject to Section 2.09(b), payments of principal, Make-Whole Amount, if any, and interest due and payable on the 2020 Bonds shall be made in Los Angeles, California at the Corporate Trust Office of MUFG Union Bank, N.A. Registration of transfer and exchange of the 2020 Bonds shall be effected, in accordance with Section 3.05 of the Indenture, in Los Angeles, California at the Corporate Trust Office of MUFG Union Bank, N.A. Notice and demands to or upon the Company in respect of the 2020 Bonds and the Indenture, as supplemented and amended, may be served, in addition to the provisions of Section 1.08 of the
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Indenture, in Los Angeles, California at the Corporate Trust Office of MUFG Union Bank, N.A. The Company may at any time, by notice to each Holder of a 2020 Bond, change the place of payment of the 2020 Bonds, place where registration or exchange may be effected and where such notices and demands shall be served so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal corporate trust office of a bank or trust company in such city. MUFG Union Bank, N.A. will be the Paying Agent and Security Registrar for the 2020 Bonds.
(b) Home Office Payment. With respect to all Holders of the 2020 Bonds on the date hereof and any Institutional Investor that subsequently becomes a Holder of a 2020 Bond and complies with the provisions of this Section 2.09(b), all sums becoming due on the 2020 Bonds for principal, Make-Whole Amount, if any, interest and all other amounts due hereunder to each Holder of a 2020 Bond shall be paid to each such Holder by the method and at the address of such Holder in the Security Register, without the presentation or surrender of such 2020 Bond or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any 2020 Bond, such Holder shall surrender such Bond for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 2.09(a). Prior to any sale, transfer or other disposition of any 2020 Bond held on the date hereof by a Holder or its nominee, such Holder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such 2020 Bond to the Company in exchange for a new 2020 Bond or 2020 Bonds pursuant to Section 3.05 of the Original Indenture.
Section 2.10 Consent in Contemplation of Transfer. Any consent given pursuant to Section 14.02 of the Original Indenture by a Holder of a 2020 Bond that has transferred or has agreed to transfer its 2020 Bond to the Company, any Subsidiary of the Company or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders of 2020 Bonds that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder.
Section 2.11 Restrictions on Transfer. The 2020 Bonds and any related documents may be amended or supplemented from time to time by the Company without the consent of any Holder to modify the restrictions on and procedures for resales and other transfers of the 2020 Bonds to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally. Holders of the 2020 Bonds are deemed by the acceptance of such 2020 Bonds to have agreed to any such amendment or supplement.
The Company shall issue a 2020 Bond that does not bear the Restrictive Legend in replacement of a 2020 Bond bearing the Restrictive Legend at the request of any Holder following such request if (i) the Holder shall have obtained an opinion of counsel reasonably acceptable to the Company in form and substance reasonably satisfactory to the Company to the effect that the First Mortgage Bond may lawfully be disposed of without registration, qualification or legend
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pursuant to Rule 144, or (ii) the Holder sells or otherwise transfers the First Mortgage Bond pursuant to Rule 144 or an effective registration statement.
Section 2.12 Sinking Fund. The 2020 Bonds are not subject to any sinking fund.
Section 2.13 Calculations, etc. The Trustee may conclusively presume that no optional prepayment pursuant to Section 2.03, Change in Control or Bond Repurchase Event shall have occurred unless and until a Responsible Officer of the Trustee shall have received at the Corporate Trust Office of the Trustee a certificate executed by a Senior Financial Officer specifying the following:
1. in the case of an optional prepayment pursuant to Section 2.03, the name of each Holder to which such payments will be made, the amount of each such payment (including the applicable Make-Whole Amount and accrued interest), and the date of such payment and;
2. in the case of a Change in Control, the name of each Holder that accepts the related offer to prepay, the amount of each such payment (including accrued interest), and the date of such payment; and
3. in the case of a Bond Repurchase Event, the name of each Holder to which the Bond Repurchase Amount is to be paid, the amount of such Bond Repurchase Amount payment and the Bond Repurchase Date.
The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, shall be fully protected in relying upon the Company’s calculation of any optional prepayment amount, Change in Control repurchase payment or Bond Repurchase Amount, including interest and, if and to the extent applicable, any Make-Whole Amount, and shall have no responsibility for such calculation.
ARTICLE THREE

ISSUANCE OF THE 2020 BONDS

Section 3.01 Authentication. The [2020A Bonds in the aggregate principal amount of $85,000,000 and the 2020B Bonds in the aggregate principal amount of $25,000,000]/[2020C Bonds in the aggregate principal amount of $25,000,000 and the 2020D Bonds in the aggregate principal amount of $50,000,000] may forthwith be executed by the Company and delivered to the Trustee and shall be authenticated and delivered by the Trustee (either before or after the filing or recording hereof) pursuant to and in accordance with a Company Order delivered pursuant to, and upon compliance by the Company with the other applicable provisions and requirements of, Article IV of the Original Indenture.
ARTICLE FOUR

MISCELLANEOUS PROVISIONS

Section 4.01 Utility and Transmitting Utility.  The Company is a utility as defined in Section 261.001(a) of the Texas Business and Commerce Code (the “TBCC”). The Company
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intends to subject the Original Indenture, as heretofore supplemented and amended and as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture, to the requirements and benefits of Chapter 261 of the TBCC. The perfection of and notice provided by the Original Indenture, as heretofore supplemented and amended and as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture, under Section 261.004 of the TBCC with respect to the interest in property granted as security thereunder shall be effective from its date of deposit for filing until and to the extent such interest in property is released by the filing of a termination statement or a release of such interest in property, in each case signed or authorized in writing by the Trustee, and no renewal, refiling or continuation statement shall be required to continue such effectiveness.  The Company is also a transmitting utility as defined in Section 9.102 of the TBCC.  The Original Indenture, as heretofore supplemented and amended and as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture, shall remain effective as (a) a financing statement until a termination statement is filed, as provided in Section 9.515(f) of the TBCC, and (b) a financing statement filed as a fixture filing until the Original Indenture (as heretofore supplemented and amended and as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture) is released in full or satisfied of record or its effectiveness otherwise terminates as to the real property covered thereby, as provided in Section 9.515(g) of the TBCC.
Section 4.02 Ratification. The Indenture, as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture, is in all respects ratified and confirmed, and this [Twelfth]/[Thirteenth] Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.
Section 4.03 Trustee. The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions set forth in the Indenture, as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this [Twelfth]/[Thirteenth] Supplemental Indenture or of the 2020 Bonds or the due execution hereof or thereof by the Company or for or in respect of the recitals contained herein or therein (except the Trustee’s certificate of authentication) or the statements contained in Section 4.01, all of which recitals and statements are made by the Company solely.
Section 4.04 Governing Law. This [Twelfth]/[Thirteenth] Supplemental Indenture and the 2020 Bonds shall be governed by and construed in accordance with the law of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act would be applicable were this [Twelfth]/[Thirteenth] Supplemental Indenture qualified under the Trust Indenture Act and except to the extent that the law of any other jurisdiction shall mandatorily govern the creation, perfection, priority or enforcement of the Lien of the Indenture, as supplemented by this [Twelfth]/[Thirteenth] Supplemental Indenture or the exercise of remedies with respect to the Mortgaged Property.
Section 4.05 Counterparts. The [Twelfth]/[Thirteenth] Supplemental Indenture referred to herein is an indenture supplemental to the Indenture. This [Twelfth]/[Thirteenth] Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.
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IN WITNESS WHEREOF, said TEXAS-NEW MEXICO POWER COMPANY has caused this [Twelfth]/[Thirteenth] Supplemental Indenture to be executed on its behalf and said MUFG UNION BANK, N.A., as Trustee as aforesaid, in evidence of its acceptance of the trust hereby created, has caused this [Twelfth]/[Thirteenth] Supplemental Indenture to be executed on its behalf, to be effective as of the date first written above.

TEXAS-NEW MEXICO POWER COMPANY
By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF NEW MEXICO  )
COUNTY OF BERNALILLO )

This instrument was acknowledged before me on this ____ day of _______, 2020, by ____, ____ of TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation, on behalf of said corporation.

_____________________________________
Notary Public in and for the State of New Mexico

MUFG UNION BANK, N.A., as Trustee
By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA   )
COUNTY OF LOS ANGELES  )
On _______ __, 2020 before me, _________________, Notary Public, personally appeared ____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature:___________________________________	(seal)

S-2

[Signature Page to [Twelfth]/[Thirteenth] Supplemental Indenture to
First Mortgage Indenture of Texas-New Mexico Power Company]

Schedule 2.08 to the [Twelfth]/[Thirteenth] Supplemental Indenture
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE

        Reference is hereby made to that certain First Mortgage Indenture dated as of March 23, 2009 (the “Original Indenture”), from Texas New-Mexico Power Company (the “Company”) to MUFG Union Bank, N.A., as trustee (the “Trustee”), as previously amended and supplemented by certain supplemental indentures including the [Twelfth]/[Thirteenth] Supplemental Indenture (the “Supplement”, and the Original Indenture as supplemented and amended by such other supplemental indentures and the Supplement, the “Indenture”). Certain capitalized and other terms used in this Agreement are defined in the Indenture.
        The undersigned hereby certifies that:
(i) it is the sole record and beneficial owner of the 2020 Bonds in respect of which it is providing this certificate;
(ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code;
(iii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code; and
(iv) it is not a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Code.
        The undersigned has furnished the Company with a certificate of its non-U.S. Person status on IRS W-8BEN-E.

[Purchaser Name]
By:____________________________________
Name:
Title:
Date: _____________

SCHEDULE C
(to Bond Purchase Agreement)

Exhibit A1
[FORM OF 2.73% FIRST MORTGAGE BOND, DUE APRIL 24, 2030, SERIES 2020A]

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

TEXAS-NEW MEXICO POWER COMPANY

(Incorporated under the laws of the State of Texas)

2.73% First Mortgage Bond, due April 24, 2030, Series 2020A

No.           [Date]
$[________]         PPN:882884 C@6

TEXAS-NEW MEXICO POWER COMPANY, a corporation organized and existing under the laws of the State of Texas (hereinafter called the “Company”, which term shall include any Successor Corporation under the Indenture), for value received, hereby promises to pay to _____________________, or registered assigns, on April 24, 2030 (the “Maturity”), the principal sum of [___________ dollars ($________)] (or so much thereof as shall not have been prepaid), in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest on said principal sum in like coin or currency from the date hereof, or from the most recent April 15 or October 15 to which interest has been paid or duly provided for, at the rate of two and 73/100th percent (2.73%) per annum (the “Coupon Rate”), payable semi-annually, on the fifteenth (15th) day of April and the fifteenth (15th) day of October in each year, commencing October 15, 2020 until Maturity, and at Maturity (each an “Interest Payment Date”). To the extent permitted by law, the Company shall pay interest on any overdue principal or Make-Whole Amount, if any, at the Default Rate (instead of the Coupon Rate), from the day such principal or Make-Whole Amount was due until paid or made available for payment and it shall pay interest on any overdue installments of interest at the Default Rate (instead of the Coupon Rate), from the applicable Interest Payment Date until such interest is paid or made available for payment. For purposes of the Twelfth Supplemental Indenture and this Security, the term “interest” shall be deemed to include interest provided for in the first and second immediately preceding sentences. If any Interest Payment Date falls on a day that is not a Business
EXHIBIT A1
(to Bond Purchase Agreement)

Day then payment of interest payable on such date will be made on the next succeeding Business Day (and no interest or other payment shall be payable in respect of any such delay, provided that any payment of principal of or Make-Whole Amount on this Security (including principal due upon Maturity) that is due on a date that is not a Business Day shall be due and payable on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable at such next succeeding Business Day). Interest will be computed on the basis of a 360 day year consisting of twelve (12) thirty (30)-day months.
The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the fifteenth (15th) day of the month immediately preceding the month in which such Interest Payment Date occurs; except that if the Company shall default in the payment of any interest due on such Interest Payment Date, such defaulted interest shall be paid to the Holder of this Security as of the close of business on a date selected by the Trustee (in accordance with Section 3.07 of the Indenture) (a “Special Record Date”), which Special Record Date shall not be more than fifteen (15) days or less than ten (10) days prior to the date proposed by the Company for payment of such defaulted interest.
Principal of, and Make-Whole Amount (if any) and interest on this Security are payable at the Corporate Trust Office of the Trustee, in Los Angeles, California, as Paying Agent for the Company; provided however, that the Company may at any time, by notice to the Holder of this Security, change the place of payment so long as the place of payment shall be either the principal office of the Company in such city or the principal Corporate Trust Office of a bank or trust company in such city and further provided that if the Holder of this Security shall have specified by written notice to the Company an address and reasonable method for such payment pursuant to and in compliance with Section 2.09(b) of the Twelfth Supplemental Indenture, the Company shall make such payment at the address and by the reasonable method set forth in such written notice.
This Security is subject to (1) prepayment at the option of the Company in whole at any time, or in part from time to time, (2) prepayment in whole at the option of the Holder hereof in connection with a Change in Control and (3) mandatory repurchase in whole upon the occurrence of a Bond Repurchase Event, in each case at the times, in the amounts and upon the terms specified in Sections 2.03, 2.06 and 2.07, respectively, of the Twelfth Supplemental Indenture. This Security is not otherwise subject to optional redemption.
The provisions of this Security are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
This Security shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or be valid or obligatory for any purpose, unless MUFG Union Bank N.A., the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have manually signed the certificate of authentication endorsed hereon.

A1-2

IN WITNESS WHEREOF, TEXAS-NEW MEXICO POWER COMPANY has caused the signature of its duly authorized officer to be hereto affixed.

Dated: ____________

By:	TEXAS-NEW MEXICO POWER COMPANY
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as supplemented and amended, including as supplemented by the Twelfth Supplemental Indenture.

By:	MUFG UNION BANK, N.A., as Trustee
Authorized Officer

A1-3

[FORM OF REVERSE OF
2.73% FIRST MORTGAGE BOND, DUE APRIL 24, 2030, SERIES 2020A]

This Security is one of a duly authorized issue of Securities of the Company (herein called the “First Mortgage Bonds”), unlimited in aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured by an indenture, dated as of March 23, 2009, executed by the Company to MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) (successor to The Bank of New York Mellon Trust Company, N.A.) (herein called the “Trustee”) (said indenture being herein called the “Indenture”), to which Indenture and all indentures supplemental thereto (including the Twelfth Supplemental Indenture hereinafter referred to) reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owners of the First Mortgage Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the First Mortgage Bonds are, and are to be, secured, and for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the First Mortgage Bonds and of the terms upon which the First Mortgage Bonds are, and are to be, authenticated and delivered. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the Holders of the First Mortgage Bonds may be made, in certain cases without the consent of the Holders of the First Mortgage Bonds, as set forth in Section 14.01 of the Indenture, and otherwise with the consent of the Company by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds entitled to vote then outstanding, at a meeting of Holders of the First Mortgage Bonds called and held as provided in the Indenture, or by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds of any series entitled to vote then outstanding and affected by such modifications or alterations, in case one or more but less than all of the series of First Mortgage Bonds then outstanding under the Indenture are so affected; provided, however, that no such modifications or alterations shall be made which will affect the terms of payment of the principal of, or interest on, this Security, which are unconditional. The First Mortgage Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This Security is one of a series designated as “2.73% First Mortgage Bonds, due April 24, 2030, Series 2020A” of the Company, issued under and secured by the Indenture and all indentures supplemental thereto and described in an indenture supplemental thereto (herein called the “Twelfth Supplemental Indenture”), dated as of April 24, 2020, executed by the Company to the Trustee.
The Company, at its option, may redeem all, or from time to time, any part of the First Mortgage Bonds of this series on not less than ten (10) days’ nor more than sixty (60) days’ notice by first-class mail, postage prepaid as provided in the Indenture at a Redemption Price equal to the sum of the principal amount so prepaid plus the Make-Whole Amount as defined in the Twelfth Supplemental Indenture and upon the other terms and conditions therein and in the Indenture provided.
The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, shall be fully protected in relying upon the Company’s calculation of any optional prepayment amount, Change in Control repurchase payment or Bond Repurchase Amount,
A1-4

including interest and, if and to the extent applicable, any Make-Whole Amount, and shall have no responsibility for such calculation.
In the event of prepayment of the First Mortgage Bonds of this series in part only, a new Security of First Mortgage Bonds of this series and of like tenor for the non-prepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of the First Mortgage Bonds of this series.
In case an Event of Default shall occur, the principal of all the First Mortgage Bonds at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the Holders of a majority in principal amount of the First Mortgage Bonds outstanding. In the event of any declaration of acceleration of the maturity of the First Mortgage Bonds, the amount due and payable on this Security (and for all outstanding First Mortgage Bonds of this series) shall consist of the unpaid principal and accrued and unpaid interest thereon plus the Make-Whole Amount (as defined in Section 2.05 of the Twelfth Supplemental Indenture), which Make-Whole Amount shall be determined as of the date of such declaration.
No recourse shall be had for the payment of the principal of, or Make-Whole Amount, if any, or the interest on, this Security, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this First Mortgage Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.
This Security is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose as provided for in the Indenture upon surrender and cancellation of this Security and on presentation of a duly executed written instrument of transfer, and thereupon a new Security of the same series of First Mortgage Bonds, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Security, with or without others of like series, may in like manner be exchanged for one or more new First Mortgage Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all upon payment of the charges and subject to the terms and conditions set forth in the Indenture.
This Security shall be subject to certain restrictions on transfer as set forth in the Indenture and the Twelfth Supplemental Indenture.
A1-5

This Security shall be governed by, and construed in accordance with, the laws of the State of New York) (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act would be applicable were the Twelfth Supplemental Indenture qualified under the Trust Indenture Act and except to the extent that the law of any other jurisdiction shall mandatorily govern the creation, perfection, priority or enforcement of the Lien of the Indenture, as supplemented and amended by all indentures supplemental thereto (including the Twelfth Supplemental Indenture), or the exercise of remedies with respect to the Mortgaged Property.
All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture or the Twelfth Supplemental Indenture, as applicable.
A1-6

Exhibit A2

[FORM OF 3.36% FIRST MORTGAGE BOND, DUE APRIL 24, 2050, SERIES 2020B]

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

TEXAS-NEW MEXICO POWER COMPANY

(Incorporated under the laws of the State of Texas)

3.36% First Mortgage Bond, due April 24, 2050, Series 2020B

No.           [Date]
$[________]         PPN:882884 C#4

TEXAS-NEW MEXICO POWER COMPANY, a corporation organized and existing under the laws of the State of Texas (hereinafter called the “Company”, which term shall include any Successor Corporation under the Indenture), for value received, hereby promises to pay to _____________________, or registered assigns, on April 24, 2050 (the “Maturity”), the principal sum of [___________ dollars ($________)] (or so much thereof as shall not have been prepaid), in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest on said principal sum in like coin or currency from the date hereof, or from the most recent April 15 or October 15 to which interest has been paid or duly provided for, at the rate of three and 36/100th percent (3.36%) per annum (the “Coupon Rate”), payable semi-annually, on the fifteenth (15th) day of April and the fifteenth (15th) day of October in each year, commencing October 15, 2020 until Maturity, and at Maturity (each an “Interest Payment Date”). To the extent permitted by law, the Company shall pay interest on any overdue principal or Make-Whole Amount, if any, at the Default Rate (instead of the Coupon Rate), from the day such principal or Make-Whole Amount was due until paid or made available for payment and it shall pay interest on any overdue installments of interest at the Default Rate (instead of the Coupon Rate), from the applicable Interest Payment Date until such interest is paid or made available for payment. For purposes of the Twelfth Supplemental Indenture and this Security, the term “interest” shall be deemed to include interest provided for in the first and second immediately preceding sentences. If any Interest Payment Date falls on a day that is not a Business Day then payment of interest payable on such date will be made on the next succeeding Business Day (and no interest or other payment shall be payable in respect of any such delay,
EXHIBIT A2

provided that any payment of principal of or Make-Whole Amount on this Security (including principal due upon Maturity) that is due on a date that is not a Business Day shall be due and payable on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable at such next succeeding Business Day). Interest will be computed on the basis of a 360 day year consisting of twelve (12) thirty (30)-day months.
The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the fifteenth (15th) day of the month immediately preceding the month in which such Interest Payment Date occurs; except that if the Company shall default in the payment of any interest due on such Interest Payment Date, such defaulted interest shall be paid to the Holder of this Security as of the close of business on a date selected by the Trustee (in accordance with Section 3.07 of the Indenture) (a “Special Record Date”), which Special Record Date shall not be more than fifteen (15) days or less than ten (10) days prior to the date proposed by the Company for payment of such defaulted interest.
Principal of, and Make-Whole Amount (if any) and interest on this Security are payable at the Corporate Trust Office of the Trustee, in Los Angeles, California, as Paying Agent for the Company; provided however, that the Company may at any time, by notice to the Holder of this Security, change the place of payment so long as the place of payment shall be either the principal office of the Company in such city or the principal Corporate Trust Office of a bank or trust company in such city and further provided that if the Holder of this Security shall have specified by written notice to the Company an address and reasonable method for such payment pursuant to and in compliance with Section 2.09(b) of the Twelfth Supplemental Indenture, the Company shall make such payment at the address and by the reasonable method set forth in such written notice.
This Security is subject to (1) prepayment at the option of the Company in whole at any time, or in part from time to time, (2) prepayment in whole at the option of the Holder hereof in connection with a Change in Control and (3) mandatory repurchase in whole upon the occurrence of a Bond Repurchase Event, in each case at the times, in the amounts and upon the terms specified in Sections 2.03, 2.06 and 2.07, respectively, of the Twelfth Supplemental Indenture. This Security is not otherwise subject to optional redemption.
The provisions of this Security are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
This Security shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or be valid or obligatory for any purpose, unless MUFG Union Bank N.A., the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have manually signed the certificate of authentication endorsed hereon.

A2-2

IN WITNESS WHEREOF, TEXAS-NEW MEXICO POWER COMPANY has caused the signature of its duly authorized officer to be hereto affixed.

Dated: ____________

By:	TEXAS-NEW MEXICO POWER COMPANY
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as supplemented and amended, including as supplemented by the Twelfth Supplemental Indenture.

By:	MUFG UNION BANK, N.A., as Trustee
Authorized Officer

A2-3

[FORM OF REVERSE OF
3.36% FIRST MORTGAGE BOND, DUE APRIL 24, 2050, SERIES 2020B]

This Security is one of a duly authorized issue of Securities of the Company (herein called the “First Mortgage Bonds”), unlimited in aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured by an indenture, dated as of March 23, 2009, executed by the Company to MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) (successor to The Bank of New York Mellon Trust Company, N.A.) (herein called the “Trustee”) (said indenture being herein called the “Indenture”), to which Indenture and all indentures supplemental thereto (including the Twelfth Supplemental Indenture hereinafter referred to) reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owners of the First Mortgage Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the First Mortgage Bonds are, and are to be, secured, and for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the First Mortgage Bonds and of the terms upon which the First Mortgage Bonds are, and are to be, authenticated and delivered. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the Holders of the First Mortgage Bonds may be made, in certain cases without the consent of the Holders of the First Mortgage Bonds, as set forth in Section 14.01 of the Indenture, and otherwise with the consent of the Company by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds entitled to vote then outstanding, at a meeting of Holders of the First Mortgage Bonds called and held as provided in the Indenture, or by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds of any series entitled to vote then outstanding and affected by such modifications or alterations, in case one or more but less than all of the series of First Mortgage Bonds then outstanding under the Indenture are so affected; provided, however, that no such modifications or alterations shall be made which will affect the terms of payment of the principal of, or interest on, this Security, which are unconditional. The First Mortgage Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This Security is one of a series designated as “3.36% First Mortgage Bonds, due April 24, 2050, Series 2020B” of the Company, issued under and secured by the Indenture and all indentures supplemental thereto and described in an indenture supplemental thereto (herein called the “Twelfth Supplemental Indenture”), dated as of April 24, 2020, executed by the Company to the Trustee.
The Company, at its option, may redeem all, or from time to time, any part of the First Mortgage Bonds of this series on not less than ten (10) days’ nor more than sixty (60) days’ notice by first-class mail, postage prepaid as provided in the Indenture at a Redemption Price equal to the sum of the principal amount so prepaid plus the Make-Whole Amount as defined in the Twelfth Supplemental Indenture and upon the other terms and conditions therein and in the Indenture provided.
The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, shall be fully protected in relying upon the Company’s calculation of any optional prepayment amount, Change in Control repurchase payment or Bond Repurchase Amount,
A2-4

including interest and, if and to the extent applicable, any Make-Whole Amount, and shall have no responsibility for such calculation.
In the event of prepayment of the First Mortgage Bonds of this series in part only, a new Security of First Mortgage Bonds of this series and of like tenor for the non-prepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of the First Mortgage Bonds of this series.
In case an Event of Default shall occur, the principal of all the First Mortgage Bonds at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the Holders of a majority in principal amount of the First Mortgage Bonds outstanding. In the event of any declaration of acceleration of the maturity of the First Mortgage Bonds, the amount due and payable on this Security (and for all outstanding First Mortgage Bonds of this series) shall consist of the unpaid principal and accrued and unpaid interest thereon plus the Make-Whole Amount (as defined in Section 2.05 of the Twelfth Supplemental Indenture), which Make-Whole Amount shall be determined as of the date of such declaration.
No recourse shall be had for the payment of the principal of, or Make-Whole Amount, if any, or the interest on, this Security, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this First Mortgage Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.
This Security is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose as provided for in the Indenture upon surrender and cancellation of this Security and on presentation of a duly executed written instrument of transfer, and thereupon a new Security of the same series of First Mortgage Bonds, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Security, with or without others of like series, may in like manner be exchanged for one or more new First Mortgage Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all upon payment of the charges and subject to the terms and conditions set forth in the Indenture.
This Security shall be subject to certain restrictions on transfer as set forth in the Indenture and the Twelfth Supplemental Indenture.
A2-5

This Security shall be governed by, and construed in accordance with, the laws of the State of New York) (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act would be applicable were the Twelfth Supplemental Indenture qualified under the Trust Indenture Act and except to the extent that the law of any other jurisdiction shall mandatorily govern the creation, perfection, priority or enforcement of the Lien of the Indenture, as supplemented and amended by all indentures supplemental thereto (including the Twelfth Supplemental Indenture), or the exercise of remedies with respect to the Mortgaged Property.
All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture or the Twelfth Supplemental Indenture, as applicable.

A2-6

Exhibit A1
[FORM OF 2.93% FIRST MORTGAGE BOND, DUE JULY 15, 2035, SERIES 2020C]

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

TEXAS-NEW MEXICO POWER COMPANY

(Incorporated under the laws of the State of Texas)

2.93% First Mortgage Bond, due July 15, 2035, Series 2020C

No.           [Date]
$[________]         PPN:882884 D*7

TEXAS-NEW MEXICO POWER COMPANY, a corporation organized and existing under the laws of the State of Texas (hereinafter called the “Company”, which term shall include any Successor Corporation under the Indenture), for value received, hereby promises to pay to _____________________, or registered assigns, on July 15, 2035 (the “Maturity”), the principal sum of [___________ dollars ($________)] (or so much thereof as shall not have been prepaid), in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest on said principal sum in like coin or currency from the date hereof, or from the most recent April 15 or October 15 to which interest has been paid or duly provided for, at the rate of two and 93/100th percent (2.93%) per annum (the “Coupon Rate”), payable semi-annually, on the fifteenth (15th) day of April and the fifteenth (15th) day of October in each year, commencing October 15, 2020 until Maturity, and at Maturity (each an “Interest Payment Date”). To the extent permitted by law, the Company shall pay interest on any overdue principal or Make-Whole Amount, if any, at the Default Rate (instead of the Coupon Rate), from the day such principal or Make-Whole Amount was due until paid or made available for payment and it shall pay interest on any overdue installments of interest at the Default Rate (instead of the Coupon Rate), from the applicable Interest Payment Date until such interest is paid or made available for payment. For purposes of the Thirteenth Supplemental Indenture and this Security, the term “interest” shall be deemed to include interest provided for in the first and second immediately preceding sentences. If any Interest Payment Date falls on a day that is not a Business
EXHIBIT A1

Day then payment of interest payable on such date will be made on the next succeeding Business Day (and no interest or other payment shall be payable in respect of any such delay, provided that any payment of principal of or Make-Whole Amount on this Security (including principal due upon Maturity) that is due on a date that is not a Business Day shall be due and payable on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable at such next succeeding Business Day). Interest will be computed on the basis of a 360 day year consisting of twelve (12) thirty (30)-day months.
The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the fifteenth (15th) day of the month immediately preceding the month in which such Interest Payment Date occurs; except that if the Company shall default in the payment of any interest due on such Interest Payment Date, such defaulted interest shall be paid to the Holder of this Security as of the close of business on a date selected by the Trustee (in accordance with Section 3.07 of the Indenture) (a “Special Record Date”), which Special Record Date shall not be more than fifteen (15) days or less than ten (10) days prior to the date proposed by the Company for payment of such defaulted interest.
Principal of, and Make-Whole Amount (if any) and interest on this Security are payable at the Corporate Trust Office of the Trustee, in Los Angeles, California, as Paying Agent for the Company; provided however, that the Company may at any time, by notice to the Holder of this Security, change the place of payment so long as the place of payment shall be either the principal office of the Company in such city or the principal Corporate Trust Office of a bank or trust company in such city and further provided that if the Holder of this Security shall have specified by written notice to the Company an address and reasonable method for such payment pursuant to and in compliance with Section 2.09(b) of the Thirteenth Supplemental Indenture, the Company shall make such payment at the address and by the reasonable method set forth in such written notice.
This Security is subject to (1) prepayment at the option of the Company in whole at any time, or in part from time to time, (2) prepayment in whole at the option of the Holder hereof in connection with a Change in Control and (3) mandatory repurchase in whole upon the occurrence of a Bond Repurchase Event, in each case at the times, in the amounts and upon the terms specified in Sections 2.03, 2.06 and 2.07, respectively, of the Thirteenth Supplemental Indenture. This Security is not otherwise subject to optional redemption.
The provisions of this Security are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
This Security shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or be valid or obligatory for any purpose, unless MUFG Union Bank N.A., the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have manually signed the certificate of authentication endorsed hereon.

A1-2

IN WITNESS WHEREOF, TEXAS-NEW MEXICO POWER COMPANY has caused the signature of its duly authorized officer to be hereto affixed.

Dated: ____________

By:	TEXAS-NEW MEXICO POWER COMPANY
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as supplemented and amended, including as supplemented by the Thirteenth Supplemental Indenture.

By:	MUFG UNION BANK, N.A., as Trustee
Authorized Officer

A1-3

[FORM OF REVERSE OF
2.93% FIRST MORTGAGE BOND, DUE JULY 15, 2035, SERIES 2020C]

This Security is one of a duly authorized issue of Securities of the Company (herein called the “First Mortgage Bonds”), unlimited in aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured by an indenture, dated as of March 23, 2009, executed by the Company to MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) (successor to The Bank of New York Mellon Trust Company, N.A.) (herein called the “Trustee”) (said indenture being herein called the “Indenture”), to which Indenture and all indentures supplemental thereto (including the Thirteenth Supplemental Indenture hereinafter referred to) reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owners of the First Mortgage Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the First Mortgage Bonds are, and are to be, secured, and for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the First Mortgage Bonds and of the terms upon which the First Mortgage Bonds are, and are to be, authenticated and delivered. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the Holders of the First Mortgage Bonds may be made, in certain cases without the consent of the Holders of the First Mortgage Bonds, as set forth in Section 14.01 of the Indenture, and otherwise with the consent of the Company by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds entitled to vote then outstanding, at a meeting of Holders of the First Mortgage Bonds called and held as provided in the Indenture, or by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds of any series entitled to vote then outstanding and affected by such modifications or alterations, in case one or more but less than all of the series of First Mortgage Bonds then outstanding under the Indenture are so affected; provided, however, that no such modifications or alterations shall be made which will affect the terms of payment of the principal of, or interest on, this Security, which are unconditional. The First Mortgage Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This Security is one of a series designated as “2.93% First Mortgage Bonds, due July 15, 2035, Series 2020C” of the Company, issued under and secured by the Indenture and all indentures supplemental thereto and described in an indenture supplemental thereto (herein called the “Thirteenth Supplemental Indenture”), dated as of July 15, 2020, executed by the Company to the Trustee.
The Company, at its option, may redeem all, or from time to time, any part of the First Mortgage Bonds of this series on not less than ten (10) days’ nor more than sixty (60) days’ notice by first-class mail, postage prepaid as provided in the Indenture at a Redemption Price equal to the sum of the principal amount so prepaid plus the Make-Whole Amount as defined in the Thirteenth Supplemental Indenture and upon the other terms and conditions therein and in the Indenture provided.
The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, shall be fully protected in relying upon the Company’s calculation of any optional prepayment amount, Change in Control repurchase payment or Bond Repurchase Amount,
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including interest and, if and to the extent applicable, any Make-Whole Amount, and shall have no responsibility for such calculation.
In the event of prepayment of the First Mortgage Bonds of this series in part only, a new Security of First Mortgage Bonds of this series and of like tenor for the non-prepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of the First Mortgage Bonds of this series.
In case an Event of Default shall occur, the principal of all the First Mortgage Bonds at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the Holders of a majority in principal amount of the First Mortgage Bonds outstanding. In the event of any declaration of acceleration of the maturity of the First Mortgage Bonds, the amount due and payable on this Security (and for all outstanding First Mortgage Bonds of this series) shall consist of the unpaid principal and accrued and unpaid interest thereon plus the Make-Whole Amount (as defined in Section 2.05 of the Thirteenth Supplemental Indenture), which Make-Whole Amount shall be determined as of the date of such declaration.
No recourse shall be had for the payment of the principal of, or Make-Whole Amount, if any, or the interest on, this Security, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this First Mortgage Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.
This Security is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose as provided for in the Indenture upon surrender and cancellation of this Security and on presentation of a duly executed written instrument of transfer, and thereupon a new Security of the same series of First Mortgage Bonds, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Security, with or without others of like series, may in like manner be exchanged for one or more new First Mortgage Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all upon payment of the charges and subject to the terms and conditions set forth in the Indenture.
This Security shall be subject to certain restrictions on transfer as set forth in the Indenture and the Thirteenth Supplemental Indenture.
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This Security shall be governed by, and construed in accordance with, the laws of the State of New York) (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act would be applicable were the Thirteenth Supplemental Indenture qualified under the Trust Indenture Act and except to the extent that the law of any other jurisdiction shall mandatorily govern the creation, perfection, priority or enforcement of the Lien of the Indenture, as supplemented and amended by all indentures supplemental thereto (including the Thirteenth Supplemental Indenture), or the exercise of remedies with respect to the Mortgaged Property.
All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture or the Thirteenth Supplemental Indenture, as applicable.

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Exhibit A2
[FORM OF 3.36% FIRST MORTGAGE BOND, DUE JULY 15, 2050, SERIES 2020D]

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH EXEMPTION IS REQUIRED BY LAW.

TEXAS-NEW MEXICO POWER COMPANY

(Incorporated under the laws of the State of Texas)

3.36% First Mortgage Bond, due July 15, 2050, Series 2020D

No.           [Date]
$[________]         PPN:882884 D@5

TEXAS-NEW MEXICO POWER COMPANY, a corporation organized and existing under the laws of the State of Texas (hereinafter called the “Company”, which term shall include any Successor Corporation under the Indenture), for value received, hereby promises to pay to _____________________, or registered assigns, on July 15, 2050 (the “Maturity”), the principal sum of [___________ dollars ($________)] (or so much thereof as shall not have been prepaid), in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest on said principal sum in like coin or currency from the date hereof, or from the most recent April 15 or October 15 to which interest has been paid or duly provided for, at the rate of three and 36/100th percent (3.36%) per annum (the “Coupon Rate”), payable semi-annually, on the fifteenth (15th) day of April and the fifteenth (15th) day of October in each year, commencing October 15, 2020 until Maturity, and at Maturity (each an “Interest Payment Date”). To the extent permitted by law, the Company shall pay interest on any overdue principal or Make-Whole Amount, if any, at the Default Rate (instead of the Coupon Rate), from the day such principal or Make-Whole Amount was due until paid or made available for payment and it shall pay interest on any overdue installments of interest at the Default Rate (instead of the Coupon Rate), from the applicable Interest Payment Date until such interest is paid or made available for payment. For purposes of the Thirteenth Supplemental Indenture and this Security, the term “interest” shall be deemed to include interest provided for in the first and second immediately preceding sentences. If any Interest Payment Date falls on a day that is not a Business Day then payment of interest payable on such date will be made on the next succeeding Business Day (and no interest or other payment shall be payable in respect of any such delay,
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provided that any payment of principal of or Make-Whole Amount on this Security (including principal due upon Maturity) that is due on a date that is not a Business Day shall be due and payable on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable at such next succeeding Business Day). Interest will be computed on the basis of a 360 day year consisting of twelve (12) thirty (30)-day months.
The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such Interest Payment Date, which shall be the fifteenth (15th) day of the month immediately preceding the month in which such Interest Payment Date occurs; except that if the Company shall default in the payment of any interest due on such Interest Payment Date, such defaulted interest shall be paid to the Holder of this Security as of the close of business on a date selected by the Trustee (in accordance with Section 3.07 of the Indenture) (a “Special Record Date”), which Special Record Date shall not be more than fifteen (15) days or less than ten (10) days prior to the date proposed by the Company for payment of such defaulted interest.
Principal of, and Make-Whole Amount (if any) and interest on this Security are payable at the Corporate Trust Office of the Trustee, in Los Angeles, California, as Paying Agent for the Company; provided however, that the Company may at any time, by notice to the Holder of this Security, change the place of payment so long as the place of payment shall be either the principal office of the Company in such city or the principal Corporate Trust Office of a bank or trust company in such city and further provided that if the Holder of this Security shall have specified by written notice to the Company an address and reasonable method for such payment pursuant to and in compliance with Section 2.09(b) of the Thirteenth Supplemental Indenture, the Company shall make such payment at the address and by the reasonable method set forth in such written notice.
This Security is subject to (1) prepayment at the option of the Company in whole at any time, or in part from time to time, (2) prepayment in whole at the option of the Holder hereof in connection with a Change in Control and (3) mandatory repurchase in whole upon the occurrence of a Bond Repurchase Event, in each case at the times, in the amounts and upon the terms specified in Sections 2.03, 2.06 and 2.07, respectively, of the Thirteenth Supplemental Indenture. This Security is not otherwise subject to optional redemption.
The provisions of this Security are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.
This Security shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or be valid or obligatory for any purpose, unless MUFG Union Bank N.A., the Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have manually signed the certificate of authentication endorsed hereon.

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IN WITNESS WHEREOF, TEXAS-NEW MEXICO POWER COMPANY has caused the signature of its duly authorized officer to be hereto affixed.

Dated: ____________

By:	TEXAS-NEW MEXICO POWER COMPANY
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as supplemented and amended, including as supplemented by the Thirteenth Supplemental Indenture.

By:	MUFG UNION BANK, N.A., as Trustee
Authorized Officer

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[FORM OF REVERSE OF
3.36% FIRST MORTGAGE BOND, DUE JULY 15, 2050, SERIES 2020D]

This Security is one of a duly authorized issue of Securities of the Company (herein called the “First Mortgage Bonds”), unlimited in aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured by an indenture, dated as of March 23, 2009, executed by the Company to MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) (successor to The Bank of New York Mellon Trust Company, N.A.) (herein called the “Trustee”) (said indenture being herein called the “Indenture”), to which Indenture and all indentures supplemental thereto (including the Thirteenth Supplemental Indenture hereinafter referred to) reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owners of the First Mortgage Bonds and of the Trustee in respect thereto, and the terms and conditions upon which the First Mortgage Bonds are, and are to be, secured, and for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the First Mortgage Bonds and of the terms upon which the First Mortgage Bonds are, and are to be, authenticated and delivered. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the Holders of the First Mortgage Bonds may be made, in certain cases without the consent of the Holders of the First Mortgage Bonds, as set forth in Section 14.01 of the Indenture, and otherwise with the consent of the Company by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds entitled to vote then outstanding, at a meeting of Holders of the First Mortgage Bonds called and held as provided in the Indenture, or by an affirmative vote of not less than a majority in amount of the First Mortgage Bonds of any series entitled to vote then outstanding and affected by such modifications or alterations, in case one or more but less than all of the series of First Mortgage Bonds then outstanding under the Indenture are so affected; provided, however, that no such modifications or alterations shall be made which will affect the terms of payment of the principal of, or interest on, this Security, which are unconditional. The First Mortgage Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This Security is one of a series designated as “3.36% First Mortgage Bonds, due July 15, 2050, Series 2020D” of the Company, issued under and secured by the Indenture and all indentures supplemental thereto and described in an indenture supplemental thereto (herein called the “Thirteenth Supplemental Indenture”), dated as of July 15, 2020, executed by the Company to the Trustee.
The Company, at its option, may redeem all, or from time to time, any part of the First Mortgage Bonds of this series on not less than ten (10) days’ nor more than sixty (60) days’ notice by first-class mail, postage prepaid as provided in the Indenture at a Redemption Price equal to the sum of the principal amount so prepaid plus the Make-Whole Amount as defined in the Thirteenth Supplemental Indenture and upon the other terms and conditions therein and in the Indenture provided.
The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, shall be fully protected in relying upon the Company’s calculation of any optional prepayment amount, Change in Control repurchase payment or Bond Repurchase Amount,
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including interest and, if and to the extent applicable, any Make-Whole Amount, and shall have no responsibility for such calculation.
In the event of prepayment of the First Mortgage Bonds of this series in part only, a new Security of First Mortgage Bonds of this series and of like tenor for the non-prepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of the First Mortgage Bonds of this series.
In case an Event of Default shall occur, the principal of all the First Mortgage Bonds at any such time Outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the Holders of a majority in principal amount of the First Mortgage Bonds outstanding. In the event of any declaration of acceleration of the maturity of the First Mortgage Bonds, the amount due and payable on this Security (and for all outstanding First Mortgage Bonds of this series) shall consist of the unpaid principal and accrued and unpaid interest thereon plus the Make-Whole Amount (as defined in Section 2.05 of the Thirteenth Supplemental Indenture), which Make-Whole Amount shall be determined as of the date of such declaration.
No recourse shall be had for the payment of the principal of, or Make-Whole Amount, if any, or the interest on, this Security, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this First Mortgage Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.
This Security is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose as provided for in the Indenture upon surrender and cancellation of this Security and on presentation of a duly executed written instrument of transfer, and thereupon a new Security of the same series of First Mortgage Bonds, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Security, with or without others of like series, may in like manner be exchanged for one or more new First Mortgage Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all upon payment of the charges and subject to the terms and conditions set forth in the Indenture.
This Security shall be subject to certain restrictions on transfer as set forth in the Indenture and the Thirteenth Supplemental Indenture.
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This Security shall be governed by, and construed in accordance with, the laws of the State of New York) (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act would be applicable were the Thirteenth Supplemental Indenture qualified under the Trust Indenture Act and except to the extent that the law of any other jurisdiction shall mandatorily govern the creation, perfection, priority or enforcement of the Lien of the Indenture, as supplemented and amended by all indentures supplemental thereto (including the Thirteenth Supplemental Indenture), or the exercise of remedies with respect to the Mortgaged Property.
All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture or the Tenth Supplemental Indenture, as applicable.

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